                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-12

                              BJ SERVICES COMPANY
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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

                             --------------------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                               January 25, 2001

                             --------------------

   The Annual Meeting of the Stockholders of BJ Services Company (the "Company") will be held on Thursday, January 25, 2001, at 11:00 a.m. local time, at The Westin Galleria, located at 5060 West Alabama, Houston, Texas 77056 for the following purposes:

   1. To elect two Class II directors to serve a three-year term.

   2. To approve the BJ Services Company 2000 Incentive Plan.

   3. To transact such other business as may properly come before the meeting and any adjournments.

   The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

   All stockholders of record at the close of business on December 1, 2000 are entitled to notice of and to vote at the meeting or any adjournment. At least a majority of the outstanding shares of the Company are required to be present at the meeting or represented by proxy to constitute a quorum.

                                        By Order of the Board of Directors,


                                        /s/ J. W. Stewart
                                        J. W. Stewart
                                        Chairman of the Board, President
                                        and Chief Executive Officer

Houston, Texas
December 20, 2000

                            YOUR VOTE IS IMPORTANT

    TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE SIGN, DATE AND RETURN YOUR PROXY AS PROMPTLY AS POSSIBLE. AN ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES, IS ENCLOSED FOR THIS PURPOSE.

                              BJ SERVICES COMPANY

                             ---------------------

                                PROXY STATEMENT

                             ---------------------

   This proxy statement is furnished to stockholders of BJ Services Company, a Delaware corporation (the "Company"), in connection with the solicitation of proxies on behalf of the Board of Directors of the Company to be voted at the Annual Meeting of Stockholders of the Company (the "2001 Annual Meeting"), to be held at The Westin Galleria located at 5060 West Alabama, Houston, Texas 77056, on Thursday, January 25, 2001, at 11:00 a.m. local time, and at any and all adjournments. Stockholders of record at the close of business on December 1, 2000 will be entitled to notice of and to vote at the meeting and at all adjournments.

   When a properly executed proxy is received prior to the meeting, the shares represented will be voted at the meeting in accordance with the directions noted. A proxy may be revoked at any time before it is exercised by submitting a written revocation or a later-dated proxy to the Secretary of the Company at the mailing address of the Company provided below, or by attending the meeting in person and so notifying the inspector of elections.

   Management does not intend to present any business for a vote at the meeting, other than (i) the election of directors, and (ii) the approval of the BJ Services Company 2000 Incentive Plan. Unless stockholders specify otherwise in their proxies, proxies will be voted FOR the election of director nominees listed in this proxy statement and FOR the approval of the BJ Services Company 2000 Incentive Plan. If other matters requiring the vote of stockholders properly come before the meeting, it is the intention of the persons named in the enclosed proxy card to vote proxies held by them in accordance with their judgment on such matters.

   The complete mailing address of the Company's executive offices is 5500 Northwest Central Drive, Houston, Texas 77092. The approximate date on which this proxy statement and the accompanying proxy card were first sent or given to the stockholders of the Company is December 20, 2000.

                               VOTING SECURITIES

   On December 1, 2000, the record date, there were outstanding and entitled to vote 82,108,985 shares of the Company's Common Stock, held of record by approximately 2,028 persons. Stockholders are entitled to one vote, exercisable in person or by proxy, for each share of Common Stock held on the record date. Cumulative voting is not permitted under the Company's Certificate of Incorporation or Bylaws.

   Owners of more than 5% of the outstanding voting securities of the Company are set forth in the following table. At the record date, management knew of no person that beneficially owned more than 5% of the outstanding Common Stock other than as set forth in the table.

   Title of     Name and Address of Beneficial   Number of    Percent
   Class                    Owners                Shares      of Class
   --------     ------------------------------   ---------    --------
   Common Stock FMR Corp.                        7,423,376(a)   9.04%
                82 Devonshire Street
                Boston, Massachusetts 02109
   Common Stock T. Rowe Price Associates, Inc.   5,355,400(b)   6.52%
                100 E. Pratt Street
                Baltimore, Maryland 21202

---------------------
(a)  Based on information filed in February 2000 by FMR Corp., Edward C.
     Johnson 3d and Abigail P. Johnson, FMR Corp. has sole voting power of 511,700 shares and sole dispositive power of 7,423,376 shares. According to the information filed, (i) Fidelity Management & Research Company, a wholly owned subsidiary of FMR Corp. and a registered investment adviser, is the beneficial owner of 6,870,776 of such shares as a result of acting as investment adviser, (ii) Fidelity Management Trust Company, a bank and a wholly owned subsidiary of FMR Corp., is the beneficial owner of 371,700 of such shares as a result of acting as investment adviser and (iii) Fidelity International Limited is the beneficial owner of 180,900 of such shares as a result of providing investment advisory and management services and has sole dispositive power of 180,900 shares and sole voting power of 140,000 shares.
(b) Based on information filed in February 2000 by T. Rowe Price Associates, Inc., T. Rowe Price Associates, Inc. has sole voting power of 883,500 such shares, no shared voting power or shared dispositive power and sole dispositive power of 5,355,400 shares. T. Rowe Price Associates, Inc. is a registered investment adviser and disclaims beneficial ownership of such shares.

                             ELECTION OF DIRECTORS

   The Company's Bylaws provide for the Board of Directors to serve in three classes having staggered terms of three years each. Two Class II directors will be elected at the 2001 Annual Meeting of Stockholders to serve for a three-year term expiring at the Annual Meeting of Stockholders in the year 2004. Pursuant to the Company's Bylaws, in case of a vacancy on the Board of Directors, a majority of the remaining directors of the class in which the vacancy occurs will be empowered to elect a successor, and the person so elected will hold office for the remainder of the full term of the director whose death, retirement, resignation, disqualification or other cause created the vacancy, and thereafter until the election of a successor director.

   The persons whose names are set forth as proxies in the enclosed proxy card will vote all shares over which they have discretionary authority "FOR" the election of the nominees named below unless otherwise directed. Although the Board of Directors of the Company does not anticipate that any of the nominees will be unable to serve, if such a situation should arise prior to the meeting, the appointed proxies will use their discretionary authority pursuant to the proxy and vote in accordance with their best judgment.

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE NOMINEES NAMED BELOW. THE AFFIRMATIVE VOTE OF HOLDERS OF A MAJORITY OF THE SHARES OF COMMON STOCK PRESENT IN PERSON OR REPRESENTED BY PROXY AT THE MEETING AND ENTITLED TO VOTE IS REQUIRED TO ELECT EACH DIRECTOR NOMINEE.

   The following table sets forth, for each nominee for election as a Class II director, his name, his principal occupation, his age and the year in which he first became a director of the Company. The nominees have consented to be named in this proxy statement and to serve as directors, if elected.

                                                                 Director
 Name                         Principal Occupation           Age  Since   Class
 ----                -------------------------------------   --- -------- -----
 Don D. Jordan       Retired Chairman of the Board of        68    1990    II
                     Reliant Energy, Inc., a diversified
                     international energy services company
                     that has operations in all segments
                     of the energy chain that bring
                     natural gas and electricity to
                     customers. Mr. Jordan was employed by
                     various subsidiaries of Reliant
                     Energy, Inc. from 1956 until his
                     retirement in December 1999. He
                     currently serves as a director of
                     Reliant Energy, Inc., Chase Bank of
                     Texas, N.A., Utech Joint Venture, and
                     AEGIS Insurance Services.

 Michael McShane     Senior Vice President--Finance and      46    1990    II
                     Chief Financial Officer of the
                     Company since 1998, and Vice
                     President--Finance and Chief
                     Executive Officer of the Company
                     since 1990. Mr. McShane joined the
                     Company in 1987 from Reed Tool
                     Company, an oilfield tool company,
                     where he was employed for seven
                     years. At Reed Tool Company, he held
                     various financial management
                     positions.

Information Concerning Other Directors

   The following table sets forth certain information for those directors whose present terms will continue after the 2001 Annual Meeting. The terms of the Class I and Class III directors named below will expire at the 2002 and 2003 Annual Meetings of Stockholders, respectively.

                                                                 Director
 Name                         Principal Occupation           Age  Since   Class
 ----                -------------------------------------   --- -------- -----
 R. A. LeBlanc       Mr. LeBlanc served in various            70   1994      I
                     executive positions with Keystone
                     International, Inc., a manufacturer
                     of flow control products, including
                     Chairman of the Board, Chief
                     Executive Officer and a director,
                     from 1959 until his retirement in
                     1995.
 Michael E. Patrick  Vice President and Chief Investment      56   1995      I
                     Officer for The Meadows Foundation,
                     Inc. since December 1, 1995. Managing
                     Director, M. E. Zukerman
                     EnergyAdvisors from July 1994 to
                     November 1995. Executive Vice
                     President, Chief Financial Officer
                     and a director of Lomas Financial
                     Corporation, parent, and President
                     and Chief Operating Officer of two
                     subsidiaries, Lomas Mortgage USA and
                     Lomas Information Systems, Inc., from
                     1992 to December 31, 1993. The Lomas
                     companies were engaged in mortgage
                     banking, real estate and information
                     systems. From 1984 to 1991, Mr.
                     Patrick was Executive Vice Chancellor
                     for Asset Management of the
                     University of Texas System, where he
                     was responsible for the investment of
                     all endowment funds. Mr. Patrick is
                     also currently a director of Cooper
                     Cameron Corporation.
 John R. Huff        Chairman and Chief Executive Officer     54   1992      I
                     of Oceaneering International, Inc.,
                     an oilfield services corporation
                     ("Oceaneering"). Mr. Huff has been
                     President, Chief Executive Officer
                     and a director of Oceaneering since
                     1986 and Chairman of the Board since
                     1990. Mr. Huff is also a director of
                     Triton Energy and Suncor Energy.
 L. William          Currently, a private investor and        58   1992    III
  Heiligbrodt        consultant to Service Corporation
                     International, a funeral services
                     corporation ("SCI"). President and
                     Chief Operating Officer of SCI until
                     February 1999, he had served in
                     various management positions with SCI
                     since February 1990. Prior to joining
                     SCI, Mr. Heiligbrodt served as
                     President of Provident Services, Inc.
                     from March 1988 to February 1990.
                     Prior to that, he served for five
                     years as Vice Chairman and Chief
                     Executive Officer of WEDGE Group,
                     Incorporated, a multi-industry
                     holding company.
 J. W. Stewart       Chairman of the Board, President and     56   1990    III
                     Chief Executive Officer of the
                     Company. Mr. Stewart joined Hughes
                     Tool Company in 1969 as Project
                     Engineer and served as Vice
                     President--Legal and Secretary of
                     Hughes Tool Company and as Vice
                     President--Operations for a
                     predecessor of the Company prior to
                     being named President of the Company
                     in 1986.
 James L. Payne      Currently Vice Chairman and a            63   1999    III
                     director of Devon Energy Corporation
                     ("Devon"), a company engaged in the
                     development and production of crude
                     oil and natural gas. At the time of
                     the merger of Devon and Santa Fe
                     Synder Corporation ("SFS"), Mr. Payne
                     was Chairman and CEO of SFS. Prior to
                     the merger of Santa Fe Energy ("Santa
                     Fe") and Snyder in May 1999, Mr.
                     Payne served as Chairman and CEO of
                     Santa Fe from 1990 until May 1999.
                     Mr. Payne has announced his intention
                     to retire from his positions with
                     Devon effective January 31, 2001. Mr.
                     Payne is also a director of Nabors
                     Industries, Southern Minerals, and
                     Global Industries Incorporated.

   The following table sets forth the beneficial ownership of Common Stock as of December 1, 2000 by each current director and nominee, by each executive officer named in the Summary Compensation Table and by all current directors and executive officers as a group.

                                                                 Amount and
                                                                  Nature of
                                                                 Beneficial
     Name or Group                                             Ownership(1)(2)
     -------------                                             ---------------
     L. William Heiligbrodt...................................       16,000
     John R. Huff.............................................       26,000
     Don D. Jordan............................................       39,000
     R. A. LeBlanc............................................       16,000
     Michael E. Patrick.......................................        8,000
     James L. Payne...........................................        8,000
     J. W. Stewart............................................      832,238
     Michael McShane..........................................      123,139
     Kenneth A. Williams......................................      119,248
     Thomas H. Koops..........................................       83,770
     David D. Dunlap..........................................      106,748
     All current directors and executive officers as a group
      (15 persons)(3).........................................    1,630,094

---------------------
(1) The persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them. As of December 1, 2000, no officer or director owned in excess of 1% of the Company's Common Stock. Mr. Stewart owns 1.0%.
(2) Includes the following shares subject to options granted pursuant to the BJ Services Company 1990 Stock Incentive Plan (the "1990 Stock Incentive Plan"), the BJ Services Company 1995 Incentive Plan (the "1995 Incentive Plan") and the BJ Services Company 1997 Incentive Plan (the "1997 Incentive Plan") and exercisable within 60 days: Mr. Heiligbrodt--8,000 shares; Mr. Huff--26,000 shares; Mr. Jordan--38,000 shares; Mr. LeBlanc-- 8,000 shares; Mr. Patrick--8,000 shares; Mr. Payne--8,000 shares; Mr. Stewart--642,540 shares; Mr. McShane--26,260 shares; Mr. Williams--53,782 shares; Mr. Koops--33,520 shares; and Mr. Dunlap--79,964 shares.
(3) All current directors and executive officers as a group owned beneficially an aggregate of approximately 1.95% of the Company's Common Stock.

Board of Directors and Committees of the Board

   During fiscal 2000, the Board of Directors held eight meetings of the full Board and seven meetings of committees. During fiscal 2000, each director attended at least 75% of the aggregate number of meetings of the Board of Directors and meetings of committees of the Board on which he served. During fiscal 2000, directors who were not employees of the Company were paid a monthly retainer of $2,500 for service on the Board, an attendance fee of $1,250 for the first meeting of the Board or any of its committees attended in one day, and $800 for each additional meeting attended in the same day. Committee chairmen who are not Company employees receive an additional 50% of the meeting fee. Beginning in 2001, the retainer will be increased to an annual amount of $35,000, paid monthly. In addition, under the terms of the Company's 1997 Incentive Plan, the non-employee directors receive annual automatic grants of options to purchase 8,000 shares of Common Stock effective the fourth Thursday of October each year at an exercise price equal to the per share price of the last sale of Common Stock in regular trading on the New York Stock Exchange on the trading day prior to the date of grant. Employees of the Company are not paid any directors' fees. No member of the Board of Directors was paid any compensation in the Company's 2000 fiscal year for his service as a director of the Company other than the standard compensation arrangement for directors and reimbursement of expenses.

   Under the Directors' Deferred Compensation Plan which was adopted in 2000, each director serving on the board more than three years will earn an annual benefit for each year of service on the board of directors, equal to the annual retainer in effect for directors at the time of termination of his board service. The benefit will start following the director's termination of service and will be paid for the number of years equal to his years of service as a director of the Company, up to a maximum of ten years. In the event of the death of a participant, benefit payments will be made to the director's beneficiaries over the remainder of the benefit period. The three-year minimum period is waived in the case of death. Years of service for each current Director eligible for benefits are:
Mr. Heiligbrodt--8 years; Mr. Huff--8 years; Mr. Jordan--10 years; Mr. LeBlanc--6 years; and Mr. Patrick, 5 years.

   On January 27, 2000, the Board of Directors appointed members to serve on the Audit Committee, the Executive Compensation Committee and the Nominating Committee. The Nominating Committee held one meeting during fiscal 2000. The Executive Compensation Committee met four times and the Audit Committee met two times formally during that period and the Audit Committee chairman conducted regular quarterly reviews with the Company's independent auditors and management.

   As required by the New York Stock Exchange and Securities and Exchange Commission rules regarding Audit Committees, the Company's Board of Directors has reviewed the qualifications of its Audit Committee and has determined that all members of the current Audit Committee have no relationship to the Company that may interfere with the exercise of their independence from management and the Company. In addition, the Audit Committee has adopted and the Board of Directors has ratified a new Audit Committee Charter (See Appendix A). The responsibilities of the Audit Committee, which in 2000 was composed of Messrs. Huff (Chairman), Jordan, LeBlanc and Patrick, include reviewing interim financial information, reviewing the scope and results of the annual audit of the Company's consolidated financial statements with the independent auditors, internal auditors and management; reviewing the independence of the independent auditors and the internal auditors; reviewing actions by management on the independent and internal auditors' recommendations; and meeting with management, the internal auditors and the independent auditors to review the effectiveness of the Company's system of internal controls and internal audit procedures. To promote the independence of the audit, the Audit Committee consults separately and jointly with the independent auditors, the internal auditors and management.

Audit Committee Report

   The Audit Committee of the Board of Directors includes four directors who are independent, as defined by the standards of the New York Stock Exchange. The Committee assists the Board in overseeing matters relating to the accounting and financial reporting practices of the Company, the adequacy of its internal controls and the quality and integrity of its financial statements. In May 2000, the Committee adopted the charter appearing at Appendix A to this proxy statement.

   The Committee met two times during the year ended September 30, 2000. Also, the Committee Chairman, on behalf of the Committee, reviewed with management and the independent auditors the interim financial information included in the March 31, 2000, and June 30, 2000, Form 10-Qs prior to their being filed with the Securities and Exchange Commission.

   The independent auditors provided the Committee a written statement describing all the relationships between the auditors and the Company that might bear on the auditors' independence consistent with Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees". The Committee also discussed with the auditors any relationships that may impact their objectivity and independence and satisfied itself as to the auditors' independence.

   The Committee discussed and reviewed with the independent auditors all communications required by generally accepted auditing standards, including those described in Statement of Auditing Standards No. 61, as amended, "Communication with Audit Committees".

   With and without management present, the Committee discussed and reviewed the results of the independent auditors' examination of the Company's September 30, 2000, financial statements. The discussion included matters related to the conduct of the audit, such as the selection of and changes in significant accounting policies, the methods used to account for significant or unusual transactions, the effect of significant accounting policies in controversial or emerging areas, the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditors' conclusions regarding the reasonableness of those estimates, significant adjustments arising from the audit and disagreements, if any, with management over the application of accounting principles, the basis for management's accounting estimates and the disclosures in the financial statements.

   The Committee reviewed the Company's audited financial statements as of and for the year ended September 30, 2000, and discussed them with management and the independent auditors. Based on such review and discussions the Committee recommended to the Board that the Company's audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended September 30, 2000, for filing with the Securities and Exchange Commission.

   This report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such acts.

                                          John R. Huff, Chairman
                                          Don D. Jordan
                                          R.A. LeBlanc
                                          Michael E. Patrick

November 16, 2000

   The responsibilities of the Executive Compensation Committee, composed of Messrs. Jordan (Chairman), Heiligbrodt, Huff, Patrick and Payne, include reviewing the Company's executive salary and bonus and overall compensation structure; reviewing the Company's employee stock incentive plans, thrift plan and employee stock purchase plan as well as other incentive alternatives; reviewing the Company's perquisite program; and recommending directors' fees.

   The responsibilities of the Nominating Committee, composed of Messrs. Heiligbrodt (Chairman), LeBlanc and Payne, include selecting candidates to fill vacancies on the Board of Directors; reviewing the structure and composition of the Board; and considering qualifications required for continued Board service. The Committee also considers nominees recommended by stockholders in accordance with the Company's Bylaws. Stockholders desiring to make such recommendations should timely submit the candidate's name, together with biographical information and the candidate's written consent to be nominated and, if elected, to serve to: Chairman, Nominating Committee of the Board of Directors of BJ Services Company, P.O. Box 4442, Houston, Texas 77210-4442.

                           PROPOSED ADOPTION OF THE
                    BJ SERVICES COMPANY 2000 INCENTIVE PLAN

   The Board of Directors has unanimously approved the adoption of the 2000 Incentive Plan and unanimously recommends that the Company stockholders vote FOR approval of the adoption of the 2000 Incentive Plan. The affirmative vote of holders of a majority of the shares of Common Stock present in person or represented by proxy and entitled to vote at the 2001 Annual Meeting is required to approve the proposed Plan.

General

   The purpose of the 2000 Incentive Plan is to promote the interests of the Company and its stockholders by encouraging employees of the Company, its subsidiaries and affiliated entities and its non-employee directors to acquire or increase their equity interest in the Company, and, with respect to employees, to enable them to relate incentive compensation to performance goals of the Company, thereby giving them an added incentive to work toward the continued growth and success of the Company. The Board of Directors also contemplates that through the 2000 Incentive Plan, the Company, its subsidiaries and its affiliated entities will be better able to compete for the services of personnel needed for growth and success. However, nothing in the 2000 Incentive Plan shall operate or be construed to prevent the Company from granting awards outside of such plan. In the opinion of the Company, the 2000 Incentive Plan is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

   The full text of the 2000 Incentive Plan is set forth in Appendix B to this Proxy Statement. Certain features of the 2000 Incentive Plan are summarized below, but such summary is qualified in its entirety by reference to the full text of the 2000 Incentive Plan. All capitalized terms not defined herein shall have the meanings set forth in the 2000 Incentive Plan.

Types of Awards

   The 2000 Incentive Plan would permit the granting of the following types of awards: stock options ("Options") to purchase shares of Common Stock to employees, officers and non-employee directors ("Optionees"), which may be either incentive stock options ("Incentive Stock Options") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or options that do not constitute Incentive Stock Options ("Nonqualified Options"); stock-based awards ("Performance Stock," "Performance Units" and "Bonus Stock") to employees and officers ("Employee Grantees") and cash awards ("Tandem Cash Tax Rights," "Performance Cash Awards" or "Bonus Cash Awards," collectively referred to as "Cash Awards") to Employee Grantees. Options, Performance Stock, Performance Units, Bonus Stock and Cash Awards are collectively referred to herein as "Awards."

Eligibility for Participation

   Incentive Stock Options may be granted only to individuals who are employees and officers (whether or not they are directors) of the Company or any "Parent Corporation" or any "Subsidiary Corporation" (as defined in Section 424 of the Code) of the Company, and Nonqualified Options, Performance Stock, Performance Units, Bonus Stock and Cash Awards may be granted only to individuals who are employees and officers (whether or not they are directors) of the Company, its subsidiaries and affiliated entities. Options granted to non-employee directors shall be Nonqualified Options, and non-employee directors shall not be eligible to receive any other Award. As of the date of this Proxy Statement, approximately 365 employees and six non-employee directors are eligible to participate in the 2000 Incentive Plan.

Administration

   Under the terms of the 2000 Incentive Plan, the 2000 Incentive Plan will be administered by the Executive Compensation Committee of the Board of Directors, consisting of two or more directors of the Company appointed by the Board of Directors. The members of the Executive Compensation Committee, as of the date of this Proxy Statement, are Messrs. Don D. Jordan, Michael E. Patrick, L. William Heiligbrodt, John R. Huff and James L. Payne. No person shall be eligible to serve on the Executive Compensation Committee unless such person is a "Non-Employee Director" as defined in Rule 16b-3 promulgated under the Exchange Act of 1934, as amended (the "Exchange Act"), if and as such is then in effect, and also an "outside director" within the meaning of Section 162(m) of the Code. Subject to the terms and conditions of the 2000 Incentive Plan, the Executive Compensation Committee has authority to determine the employees who are to be granted Awards, within the limits of the 2000 Incentive Plan, the number of shares to be issued pursuant to such Awards and, within the limits of the 2000 Incentive Plan, the exercise price of Options (other than Options granted to non-employee directors), to interpret the 2000 Incentive Plan and all Options and Awards and to administer the 2000 Incentive Plan. The Executive Compensation Committee, in its sole discretion, may delegate any or all of its powers and duties under the 2000 Incentive Plan to the President of the Company, subject to such limitations on such delegated powers and duties as the committee may impose, except that the President may not grant Awards to, or take any action with respect to any Award previously granted to, a person who is an officer or a director of the Company or otherwise subject to Section 16(b) of the Securities Act of 1933, as amended. Such delegation shall not limit the President's right to receive Awards under the 2000 Incentive Plan.

Amendment and Termination

   The Board of Directors in its discretion may amend, suspend or terminate the 2000 Incentive Plan; provided that any amendment would require the approval of the stockholders of the Company if the amendment would (i) extend the period within which Awards may be granted under the 2000 Incentive Plan,
(ii) increase the aggregate number of shares of Common Stock to be optioned or awarded under the 2000 Incentive Plan (other than as prescribed for changes in capitalization as described herein), (iii) reduce the Option exercise prices per share of Common Stock provided in the 2000 Incentive Plan, (iv) change the class of persons to whom Awards may be made under the 2000 Incentive Plan, (v) modify provisions relating to the grant of Options to non-employee directors or (vi) grant Options to non-employee directors other than pursuant to existing provisions of the 2000 Incentive Plan; and provided, further, that no amendment, suspension or termination of the 2000 Incentive Plan may cause the 2000 Incentive Plan to fail to meet the requirements of Rule 16b-3 of the Exchange Act or may, without the consent of the holder of an Award, terminate an Award or adversely affect such person's rights in any material respect.

   The Executive Compensation Committee may, with the consent of the person or persons entitled to exercise an Option, amend an Option (other than an Option granted to a non-employee director); provided, however, that any such amendment of an Incentive Stock Option increasing the number of shares of Common Stock subject to an Incentive Stock Option or reducing the exercise price per share of Common Stock (other than as prescribed for changes in capitalization as described herein) will be subject to the approval of the stockholders of the Company in order for the Incentive Stock Option to remain qualified under the Code. The Executive Compensation Committee may at any time or from time to time, in its discretion (other than for Options granted to non-employee directors), accelerate the time or times at which such Option may be exercised to any earlier time or times.

Term of the 2000 Incentive Plan

   The 2000 Incentive Plan was adopted by the Board of Directors on December 7, 2000, subject to approval by the Company's stockholders. No Awards will be exercisable or payable prior to approval of the 2000 Incentive Plan by the Company's stockholders. Except with respect to Awards then outstanding, if not sooner terminated, the 2000 Incentive Plan will terminate on December 7, 2010, and no further Awards may be granted after such date.

Shares Subject to the 2000 Incentive Plan

   The 2000 Incentive Plan provides for the issuance upon the purchase of Common Stock acquired through the 2000 Incentive Plan's Awards of up to an aggregate of 3,000,000 shares of Common Stock, subject to adjustment in the event of stock splits and certain other corporate events; see "--Adjustments to Shares." Such shares of Common Stock may be authorized but unissued shares or reacquired shares. Each share of Common Stock issued pursuant to the 2000 Incentive Plan will be fully paid and nonassessable and will include an associated preferred share purchase right.

Options

   The Executive Compensation Committee has the authority to grant to the Employee Optionees, prior to the termination of and subject to the terms and conditions of the 2000 Incentive Plan, Options that will be in such form as the Executive Compensation Committee may from time to time approve. (For a description of Options automatically granted to non-employee directors of the Company, see "--Non-Employee Directors' Options.") The Executive Compensation Committee also has the authority to determine whether Options granted to Employee Optionees will be Incentive Stock Options or Nonqualified Options; provided, however, only employees of the Company, its Parent Corporation or a Subsidiary Corporation (as such terms are defined in Section 424 of the Code) may be granted Incentive Stock Options. No Employee Optionee may receive more than 250,000 Options under the 2000 Incentive Plan during any calendar year.

   To exercise an Option granted under the 2000 Incentive Plan, the person entitled to exercise the Option must deliver to the Company payment in full for the shares being purchased, together with any required withholding tax in the case of the exercise of a Nonqualified Option. The payment must either be in cash or check acceptable to the Company or through delivery to the Company of shares of Common Stock already owned by the person (provided that if such shares were acquired pursuant to the prior exercise of a Company-granted option, such shares must have been owned for at least six months) or sale through broker, or by any combination thereof. The value of each share of Common Stock delivered will be deemed to be equal to the per share price of the last sale of Common Stock in regular trading on the New York Stock Exchange on the trading day prior to the date the Option is exercised, based on the composite transactions in the Common Stock as reported in The Wall Street Journal.

   The price at which shares of Common Stock may be purchased upon the exercise of a Nonqualified Option shall be equal to the fair market value per share of Common Stock at the time of the grant as determined by the Executive Compensation Committee, based on the composite transactions in the Common Stock as reported by The Wall Street Journal, and shall not be less than the per share price of the last sale of Common Stock in regular trading on the New York Stock Exchange on the trading day prior to the grant of such Option.

   In the case of Options granted to non-employee directors, the exercise price of each Option shall be equal to the per share price of the last sale of Common Stock in regular trading on the New York Stock Exchange on the trading day prior to the date of grant relating to such Option, based on the composite transactions in the Common Stock as reported by The Wall Street Journal.

   In the case of the exercise of an Incentive Stock Option, the purchase price per share of Common Stock will be equal to the fair market value per share of Common Stock at the time the Incentive Stock Option is granted as determined by the Executive Compensation Committee, based on the composite transactions in the Common Stock as reported by The Wall Street Journal, and shall not be less than the per share price of the last sale of Common Stock in regular trading on the New York Stock Exchange on the trading day prior to the date of grant; provided, however, that the exercise price per share of Common Stock shall be at least 110% of the fair market value per share of Common Stock at the time of grant if the Employee Optionee, at the time such Option is granted, owns (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any Parent Corporation or Subsidiary Corporation.

   The exercise price for Options shall be subject to appropriate adjustments in the event that the outstanding shares of Common Stock are changed into or exchanged for a different number or kind of shares or other securities by reason of merger, consolidation, recapitalization, reclassification, stock split, stock dividend, combination of shares or the like.

   The Executive Compensation Committee may, in its discretion, provide in an option agreement (other than an Incentive Stock Option agreement) that the option right granted to the individual may be transferred as provided in such option agreement.

Performance Stock, Performance Units and Bonus Stock

   The Executive Compensation Committee has the authority to grant Awards (subject to the limitations set forth below) to Employee Grantees, which in the case of Performance Stock will be shares of Common Stock subject to a Performance Period (as defined below), in the case of Performance Units will represent a phantom share of Common Stock subject to a Performance Period, and in the case of Bonus Stock will be shares of Common Stock that are not subject to a Performance Period. The aggregate number of shares underlying awards of Performance Stock, Performance Units and Bonus Stock granted by the Executive Compensation Committee under the Plan may not exceed 600,000. No individual may receive more than 250,000 Performance Stock and/or Performance Unit Awards under the 2000 Incentive Plan during any calendar year.

   Subject to amendment with the consent of the affected Employee Grantee of the performance objectives or period applicable to Awards of Performance Stock and Performance Units, and subject to acceleration upon a Change of Control, no shares of Performance Stock or Performance Units granted under the 2000 Incentive Plan shall be subject to becoming vested (in other words, earned and nonforfeitable) earlier than six months from the date of grant nor later than ten years after the date of grant (the "Performance Period"). To the extent not prohibited by other provisions of the 2000 Incentive Plan, each share of Performance Stock and each Performance Unit shall be subject to becoming vested upon the achievement of such performance goals (by the Company and/or individual), if any, over such Performance Period as the Executive Compensation Committee in its discretion may determine at or prior to the grant of such Award. With respect to any Performance Stock or Performance Unit Award that is intended to meet the requirements of Section 162(m) of the Code (as designated by the Executive Compensation Committee at the time of granting such Award), the performance goal or goals for such Award shall be with respect to one or more of the following: earnings per share; earnings before interest, taxes, depreciation and amortization expenses ("EBITDA"); earnings before interest and taxes ("EBIT"); EBITDA, EBIT or earnings before taxes and unusual or nonrecurring items as measured either against the annual budget or as a ratio to revenue; market share; sales; costs; return on equity; operating cash flow; return on net capital employed ("RONCE") and/or stock price performance. The goals may be applied, where appropriate, with respect to an individual, a business unit or the Company as a whole and need not be based on increases or positive results, but may be based on maintaining the status quo or limiting economic losses, for example. Which goals to use with respect to an Award of Performance Stock or Performance Units, the weighting of the goals if more than one is used, and whether the goal is to be measured against an established budget or target, an index or a peer group of companies, shall also be determined by the Executive Compensation Committee at the time of grant of the Award. With respect to any outstanding Performance Stock or Performance Unit, the Executive Compensation Committee may, at any time or times, without the consent of the Employee-Grantee, amend the performance objectives and/or the Performance Period for earning such Award. Upon the occurrence of a Change of Control, each share of Performance Stock and each Performance Unit that was previously granted under the 2000 Incentive Plan and that is not then immediately vested in full will be immediately vested in full. Bonus Stock represents shares of Common Stock that are not subject to a Performance Period under the 2000 Incentive Plan.

Tandem Cash Tax Rights, Performance Cash Awards and Bonus Cash Awards

   With respect to a Performance Stock or Performance Unit Award, the Executive Compensation Committee may grant a Tandem Cash Tax Right that will entitle a recipient to receive a cash amount from the Company sufficient to gross up the value of such Award to equal its value before any federal, state and other taxes payable thereon. Cash Awards may also include Performance Cash Awards, which shall not be paid prior to six months from the beginning of the Performance Period, subject to achievement of certain performance goals (as determined by the Executive Compensation Committee, in its discretion). With respect to any Performance Cash Award grant that is intended to meet the requirements of
Section 162(m) of the Code (as designated by the Executive Compensation Committee at the time of granting such Award), the performance goal or goals for such Award shall be with respect to one or more of the following: earnings per share; EBITDA; EBIT; EBITDA, EBIT or earnings before taxes and unusual or nonrecurring items as measured either against the annual budget or as a ratio to revenue; market share; sales; costs; return on equity; operating cash flow; RONCE and/or stock price performance. The goals may be applied, where appropriate, with respect to an individual, a business unit or the Company as a whole and need not be based on increases or positive results, but may be based on maintaining the status quo or limiting economic losses, for example. Which goals to use with respect to a Performance Cash Award, the weighting of the goals if more than one is used, and whether the goal is to be measured against an established budget or target, and index or a peer group of companies, shall also be determined by the Executive Compensation Committee at the time of grant of the Award. With respect to any outstanding Performance Cash Award, the Executive Compensation Committee may, at any time or times, without the consent of the Employee-Grantee, amend the performance objectives and/or the Performance Period for earning such Award. No individual may receive a Performance Cash Award in excess of $2 million under the 2000 Incentive Plan during any calendar year.

   The Executive Compensation Committee may, from time to time and subject to the provisions of the 2000 Incentive Plan, grant Bonus Cash Awards to employees and officers (whether or not they are directors) of the Company, its subsidiaries and affiliated entities. Bonus Cash Awards are cash payments that are not subject to a Performance Period.

Non-Employee Directors' Options

   Subject in each case to the limitation on the number of shares of Common Stock included in the 2000 Incentive Plan, each director of the Company who is neither an employee nor officer of the Company, its subsidiaries or affiliated entities, is eligible to receive an automatic grant of Options. Each non-employee director who is first elected to the Board of Directors of the Company on or after the date director options may no longer be granted under the terms of either the Company's 1995 Incentive Plan or the 1997 Incentive Plan will be granted, as of the date of his initial election, a Nonqualified Option under the 2000 Incentive Plan to purchase 2,000 shares of Common Stock. Annually, beginning on the fourth Thursday of October of 2001 and each year thereafter until the expiration of the 2000 Incentive Plan, each person who is a non-employee director on such date will receive a grant of a Nonqualified Option to purchase 8,000 shares of Common Stock, subject to reduction by the number of shares subject to annual grants made to each non-employee director on such date under the Company's 1995 Incentive Plan and 1997 Incentive Plan. All Options granted to non-employee directors are Nonqualified Options. Other than the foregoing provisions, the terms and provisions of Options granted to non-employee directors are generally the same as the terms and provisions of Nonqualified Options. If, as of any date that the 2000 Incentive Plan is in effect, there are not sufficient shares of Common Stock available under the 2000 Incentive Plan to allow for the grant to each non-employee director of an Option for the number of shares provided for in the 2000 Incentive Plan, then each non-employee director shall receive an Option for his pro rata share of the total number of shares of Common Stock then available under the 2000 Incentive Plan.

Change in Control

   Upon the occurrence of a change of control (defined generally as certain acquisitions by a person, entity or group of 25% or more of the Company's outstanding Common Stock or 25% of the combined voting power of the then outstanding voting securities of the Company or certain reorganizations, mergers, consolidations or liquidations), each Option that is not then immediately exercisable in full shall be immediately exercisable in full. In addition, upon the occurrence of a Change of Control, each share of Performance Stock and each

Performance Unit that was previously granted under the 2000 Incentive Plan and that is not then immediately vested in full will be immediately vested in full.

   Upon the occurrence of a change of control in which the consideration offered to stockholders of the Company is common stock of a publicly traded entity acquiring the Company (the "Acquiring Entity"), outstanding Options will be assumed by the Acquiring Entity and will become new options ("New Options") to purchase common stock of the Acquiring Entity ("Acquiror Stock"). Each such Option will be exercisable for the remainder of its original term regardless of any termination of employment or, in the case of a non-employee director, board membership. Each employee or non-employee director may surrender the New Options to the Acquiring Entity during the 90-day period following the change of control in return for cash or shares of Acquiror Stock, as determined by the Acquiring Entity, equal in value to the higher of
(a) the per share consideration received by stockholders of the Company in the change of control or (b) the highest per share price for the Common Stock of the Company during the period beginning with the public announcement of the proposed change of control and ending at the date of the change of control, in each case minus the original option exercise price and multiplied by the number of shares subject to the original option.

 Other Transactions

   Upon the occurrence of a change of control in which the consideration offered to stockholders of the Company consists of cash or stock that is not publicly traded, each optionee will surrender his outstanding options in exchange for a cash payment equal to the Black-Scholes value of such options as of the date of the change of control, without discount for risk of forfeiture and non-transferability.

Adjustments to Shares

   In the event the outstanding shares of Common Stock are changed into or exchanged for a different number or kind of shares of the Company or other securities by reason of merger, consolidation, recapitalization, reclassification, stock split, stock dividend, combination of shares or the like, the Executive Compensation Committee will make an appropriate and equitable adjustment in the number and kind of shares of Common Stock subject to the 2000 Incentive Plan (including shares of Common Stock as to which all outstanding Options, or portions thereof then unexercised, are exercisable) so that after such event the shares of Common Stock subject to the 2000 Incentive Plan and the proportionate interest of each Option or Award will be maintained as before the occurrence of such event. Any such adjustment made by the Executive Compensation Committee will be final and binding upon the Company and all other interested persons. Additional provisions apply to adjustments related to Options received by non-employee directors.

Information on Continuing Plans

   Between September 30, 2000, the Company's fiscal year-end, and December 1, 2000, a total of 627,470 awards were made under the Company's 1995 Incentive Plan and 1997 Incentive Plan, leaving 399 shares available for future awards under the 1995 Incentive Plan and 1,125,612 shares available for future awards under the 1997 Incentive Plan. No further awards may be made under the Company's 1990 Stock Incentive Plan. The Compensation Committee of the Board of Directors of the Company has determined to limit the number of future performance units and other non-option awards under the 1997 Plan to 200,000. As of December 1, 2000, the weighted average price of options outstanding under all of the Company's plans was $23.31, and the average remaining term of such options was 7 1/2 years.

          FEDERAL INCOME TAX CONSEQUENCES OF THE 2000 INCENTIVE PLAN

In General

   The 2000 Incentive Plan is not qualified under Section 401(a) of the Code.

   The following summary is based on the applicable provisions of the Code as currently in effect and the income tax regulations and proposed income tax regulations thereunder.

Status of Options

   Options granted under the 2000 Incentive Plan may be either Incentive Stock Options or Nonqualified Options. Under certain circumstances, an Incentive Stock Option may be treated as a Nonqualified Option. The tax consequences both to the Optionee and to the Company differ depending on whether an Option is an Incentive Stock Option or a Nonqualified Option.

Nonqualified Options

   No federal income tax is imposed on the Optionee upon the grant of a Nonqualified Option. Upon the exercise of a Nonqualified Option, the Optionee will be treated as receiving compensation, taxable as ordinary income in the year of exercise. The amount recognized as ordinary income upon exercise is the excess of the fair market value of the shares of Common Stock at the time of exercise over the exercise price paid for such Common Stock. At the time Common Stock received upon exercise of a Nonqualified Option is disposed of, any difference between the fair market value of the shares of Common Stock at the time of exercise and the amount realized on the disposition would be treated as capital gain or loss. The gain, if any, realized upon such a disposition will be treated as long-term or short-term capital gain, depending on the holding period of the shares of Common Stock. Any loss realized upon such a disposition will be treated as a long-term or short-term capital loss, depending on the holding period of the shares of Common Stock.

   Upon an Optionee's exercise of a Nonqualified Option, and subject to the application of Section 162(m) of the Code as discussed below, the Company may claim a deduction for the compensation paid at the same time and in the same amount as compensation is treated as being received by the Optionee, assuming the Company satisfies the federal income tax reporting requirements with respect to such compensation. The Company is not entitled to any tax deduction in connection with a subsequent disposition by the Optionee of the shares of Common Stock.

   If the shares of Common Stock received upon the exercise of a Nonqualified Option are transferred to the Optionee subject to certain restrictions, then the taxable income realized by the Optionee, unless the Optionee elects otherwise, and the Company's tax deduction (assuming any federal income tax reporting requirements are satisfied) should be deferred and should be measured at the fair market value of the shares at the time the restrictions lapse. The restrictions imposed on officers, directors and 10% shareholders by
Section 16(b) of the Exchange Act is such a restriction during the period prescribed thereby if other shares have been purchased by such an individual within six months of the exercise of a Nonqualified Option.

Incentive Stock Options

   No federal income tax is imposed on the Optionee upon the grant of an Incentive Stock Option. The Optionee would recognize no taxable income upon exercise of an Incentive Stock Option if the Optionee (a) does not dispose of the shares of Common Stock acquired pursuant to the exercise of an Incentive Stock Option within two years from the date the Option was granted or within one year after the shares of Common Stock were transferred to the Optionee (the "Holding Period") and (b) is an employee of either (i) the company granting the Option, (ii) the parent company or a subsidiary of such corporation or (iii) a corporation which has assumed such Option of another corporation as a result of a corporate reorganization, merger or similar transaction. Such employment must continue for the entire time from the date the Option was granted until three months before the date of exercise, or 12 months before the date of exercise if employment ceases due to permanent and total disability. If Common Stock received upon exercise of an Incentive Stock Option is disposed of after completion of the Holding Period, any difference between the exercise price paid for such Common Stock and the amount realized on the disposition would be treated as a capital gain or loss. The gain, if any, realized upon such a disposition will be treated as long-term capital gain. Any loss realized upon such a disposition will be treated as a long-term capital loss. The Company would not be entitled to any deduction in connection with the grant or exercise of the Option or the disposition of the shares of Common Stock so acquired.

   If, however, an Optionee disposes of shares of Common Stock acquired pursuant to exercise of an Incentive Stock Option before the Holding Period has expired (a "Disqualifying Disposition"), the Optionee would be treated as having received, at the time of disposition, compensation taxable as ordinary income. In such event, subject to the application of Section 162(m) of the Code as discussed below, the Company may claim a deduction for compensation paid at the same time and in the same amount as compensation is treated as being received by the Optionee. The amount treated as compensation is the lesser of (i) the excess of the fair market value of the Common Stock at the time of exercise over the exercise price or (ii) the excess of the amount realized on disposition over the exercise price. The balance of the gain, if any, realized upon such a disposition will be treated as long-term or short-term capital gain depending on the holding period. If the amount realized at the time of the disposition is less than the exercise price, the Optionee will not be required to treat any amount as ordinary income, provided that the disposition is of a type that would give rise to a recognizable loss. In such event, the loss will be treated as a long-term or short-term capital loss depending upon the holding period. A disposition generally includes a sale, exchange or gift, but does not include certain other transfers, such as by reason of death or a pledge or exchange of shares described in Section 424(c) of the Code.

Alternative Minimum Tax

   Although the exercise of an Incentive Stock Option does not result in current taxable income, there are implications with regard to the Alternative Minimum Tax ("AMT"). The excess of the fair market value of shares of Common Stock acquired upon exercise of an Incentive Stock Option over the exercise price paid for such shares of Common Stock is an adjustment to AMT income for the Optionee's taxable year in which such exercise occurs (unless the shares of Common Stock are disposed of in the same taxable year and the amount realized is less than the fair market value of the shares on the date of exercise, in which event the amount included in AMT income will not exceed the amount realized on the disposition over the adjusted basis of the shares).

Payment of Option Price in Shares

   In the case of a Nonqualified Option, if the Option price is paid by the delivery of shares of Common Stock previously acquired by the Optionee having a fair market value equal to the Option price ("Previously Acquired Shares"), no gain or loss would be recognized on the exchange of the Previously Acquired Shares for a like number of shares of Common Stock. The Optionee's basis and holding period in the number of shares of Common Stock received (to the extent equal to the number of Previously Acquired Shares used) would be the same as his or her basis and holding period in the Previously Acquired Shares used. The Optionee would treat the fair market value of the number of shares of Common Stock received in excess of the number of Previously Acquired Shares used as ordinary compensation income. The Optionee's basis in such excess shares of Common Stock would be equal to their fair market value at the time of exercise. The Optionee's holding period in such excess shares of Common Stock begins on the date the Optionee acquires those shares of Common Stock.

   In the case of an Incentive Stock Option, the federal income tax consequences to the Optionee of the payment of the Option price with Previously Acquired Shares depends on the nature of the Previously Acquired Shares. If the Previously Acquired Shares were acquired through the exercise of a qualified stock option, an Incentive Stock Option or an option granted under an employee stock purchase plan ("Statutory Option") and if such Previously Acquired Shares are being transferred prior to expiration of the applicable Holding Period, the transfer would be treated as a Disqualifying Disposition of the Previously Acquired Shares. If the Previously Acquired Shares were acquired other than pursuant to the exercise of a Statutory Option, or were acquired pursuant to the exercise of a Statutory Option but have been held for the applicable Holding Period, no gain or loss should be recognized on the exchange of the Previously Acquired Shares. In either case, (i) the Optionee's basis and holding period in the number of shares of Common Stock received (to the extent equal to the number of Previously Acquired Shares used) would be the same as his or her basis and holding period in the Previously Acquired Shares used, increased by any income recognized to the Optionee upon the Disqualifying Disposition of the Previously Acquired Shares, (ii) the Optionee's basis in the number of shares of Common Stock received in excess of the number of Previously Acquired Shares used would be zero, (iii) the Optionee's holding period in such excess shares of Common Stock begins on the date the Optionee acquires those shares of Common Stock and (iv) the other incentive stock option rules would apply. Upon a subsequent Disqualifying Disposition of the shares of Common Stock so received, the shares with the lowest basis would be treated as disposed of first.

Performance Stock and Performance Units

   In general, a Company employee who receives either a Performance Stock Award or a Performance Unit Award will not be taxed on receipt of the Award, but instead the fair market value of the Common Stock will be taxable as ordinary compensation income (i) with respect to a Performance Stock Award, on the date that the shares of Common Stock cease to be subject to forfeiture and
(ii) with respect to a Performance Unit Award, on the date that the shares of Common Stock are received in payment of the Award. Subject to the application of Section 162(m) of the Code as discussed below, the Company will be entitled to a deduction for a corresponding amount. If, upon a taxable disposition of the shares of Common Stock, the employee receives proceeds more or less than his or her basis in the shares of Common Stock, any gain will be long-term or short-term capital gain, and any loss will be long-term or short-term capital loss, depending on the holding period of the shares of Common Stock, measured from the date that the receipt of the shares of Common Stock was a taxable event to such employee.

Bonus Stock

   In general, a person will treat the fair market value of Bonus Stock Awards on the date such amount is received as compensation, taxable as ordinary income. Subject to the application of Section 162(m) of the Code as discussed below, the Company will be entitled to a deduction for the corresponding amount assuming any federal income tax reporting requirements are satisfied.

Cash Awards

   Generally, a Cash Award would be compensation income, subject to tax at ordinary income tax rates when paid. Subject to the application of Section 162(m) of the Code as discussed below, the Company will be entitled to a deduction for the corresponding amount.

Withholding for Taxes

   No issuance of Common Stock under the 2000 Incentive Plan shall be made until arrangements satisfactory to the Company have been made for the withholding of taxes. As to Awards that are payable in shares of Common Stock, to the extent provided in the Award agreement, an Optionee or Employee Grantee may direct the Company to withhold a number of shares of Common Stock from such Award having an aggregate fair market value equal to the amount of any tax required to be withheld with respect to such Award. Such withholding of shares of Common Stock shall otherwise be allowed only at the discretion of the Executive Compensation Committee.

Additional Tax Consequences

   Code Section 4999 golden parachute provisions may apply to a participant who receives any payment in the nature of compensation contingent on the change of ownership or effective control of the Company. In the event that the acceleration of vesting or any payment, distribution or issuance of stock is subject to a golden parachute excise tax pursuant to Section 4999(a) of the Code, the participant whose benefit is subject to such tax (generally, officers or highly compensated employees) is entitled to receive a gross-up payment from the Company so that the amount of the "net" benefit received by such participant shall equal the amount of the benefit that would have been received in the absence of a golden parachute tax. Section 280G of the Code disallows a deduction to the Company for amounts subject to the excise tax under Code Section 4999.

   Section 162(m) of the Code places a $1 million cap on the deductible compensation that may be paid to certain executives of publicly traded corporations. Amounts that qualify as "performance based" compensation under
Section 162(m)(4)(C) of the Code are exempt from the cap and do not count toward the $1 million limit. Generally, Nonqualified Options granted with an exercise price at least equal to the fair market value of the stock on the date of grant will qualify as performance based compensation. Other Awards may or may not so qualify, depending on their terms.

                            EXECUTIVE COMPENSATION

Executive Compensation Committee Report

   The Executive Compensation Committee of the Board of Directors consists of five directors who are not employees of the Company. The Committee reviews the Company's executive compensation program and policies each year and determines the compensation of the executive officers.

   The Committee's overall policy regarding compensation of the Company's executive officers, including Mr. Stewart, is to provide competitive salary levels and compensation incentives that (i) attract and retain individuals of outstanding ability in these key positions, (ii) recognize individual performance and the performance of the Company relative to the performance of other companies of comparable size, complexity and quality, and (iii) support both the short-term and long-term goals of the Company. The Executive Compensation Committee believes this approach closely links the compensation of the Company's executives to accomplishment of Company goals that coincide with shareholder objectives.

   In addition, the Executive Compensation Committee considers the anticipated tax treatment of the Company's executive compensation program. Section 162(m) of the Code generally limits the corporate tax deduction for compensation paid to executive officers named in the Summary Compensation Table to $1 million, unless certain conditions are met. The Company's policy is to qualify all executive compensation for deduction under applicable tax laws to the maximum extent possible.

   The executive compensation program has in the past included three elements that, taken together, constitute a flexible and balanced method of establishing total compensation for the Company's executive officers. These elements are (i) base salary, (ii) annual bonus plan awards, and (iii) long-term incentive awards, which include stock option grants and performance unit awards.

   Providing Competitive Levels of Compensation. The Executive Compensation Committee attempts to provide the Company's executives, including Mr. Stewart, with a total compensation package that is targeted at the 75th percentile of the market for executives holding comparable positions when the Company's performance justifies the payment of compensation at such levels. The Committee determines a competitive level of compensation for each executive based on information drawn from a variety of sources, including proxy statements of other companies and surveys conducted by compensation consultants. An independent consultant periodically reviews and provides survey data to the chief executive officer and the Executive Compensation Committee to compare the Company's executive compensation with compensation levels at companies in an industry peer group.

   While the targeted value of an executive's compensation package may be competitive, its actual value may exceed or fall below competitive levels depending on performance, as discussed below.

   Base Salaries. The Committee periodically reviews and establishes executive base salaries. Generally, base salaries are determined according to the following factors: the individual's experience level, scope and complexity of the position held and annual performance of the individual. In addition, the Committee obtained an independent survey in the fall of 1999 for the purpose of determining 2000 base salaries. The survey data compares the Company's executives with those from both general industry and an industry peer group. Based on the survey and year 2000 performance, all executives received increases for 2001 including Mr. Stewart.

   The Annual Bonus Plan. The purpose of the annual bonus plan is to provide motivation toward and reward the accomplishment of corporate annual objectives and to provide a competitive compensation package that will attract, reward and retain individuals of the highest quality. As a pay-for-performance plan, cash bonus awards are paid based upon the achievement of corporate performance objectives established for the fiscal year.

   Targeted bonus award levels for the Company's executive officers are established by the Committee each year. The Company's annual performance measures are established jointly by the Committee and management.

For 2000, bonus targets for the Company's Chief Executive Officer and its other executive officers were based on earnings per share objectives. These objectives are established at three levels: entry level, expected value (target level) and over achievement level. The Committee chooses not to disclose the specific earnings per share objectives because it believes such disclosure would be detrimental to the Company's competitive position with respect to the industry. The Company's fiscal 2000 earnings per share objectives fell in the over-achievement level and all of the executive officers, including Mr. Stewart, received the maximum bonus for fiscal year 2000.

   Long-Term Incentive Program: Performance Units and Stock Option Grants. The long-term incentive program was introduced in fiscal 1993 to focus management attention on Company performance over a period of time longer than one year in recognition of the long-term horizons for return on investments and strategic decisions in the energy services industry. The program is designed to motivate management to assist the Company in achieving a high level of long-term performance and serves to link this portion of executive compensation to long-term stockholder value. Pursuant to the long-term incentive program, the Executive Compensation Committee may award performance awards to executive officers on an annual basis. From 1993 to 1999, the Committee awarded performance units to executive officers on an annual basis, except for 1998, when performance units were not awarded. The awards generally vest at the end of a three-year period of time, based on Company performance over such time period measured against pre-established objectives. The numbers of shares represented by such awards are designed to place the Chief Executive Officer and other executive officers at the 75th percentile of the market for total compensation when expected performance is met. Aggregate stock or option holdings of the executive have no bearing on the size of a performance award.

   Awards made in November 2000 under the long-term incentive program consisted of performance units and stock options granted under the Company's 1997 Incentive Plan. The performance unit awards will vest at the end of three years according to the Company's three year stock price performance as compared to an industry peer group index. Such performance must exceed peer group performance by predetermined percentages in order for the performance units to vest in full. Notwithstanding the foregoing, the Executive Compensation Committee is permitted by the terms of the 1997 Incentive Plan to amend the performance objectives or the vesting period for any performance award. In addition, the performance awards will vest in full upon the occurrence of a "change of control". Mr. Stewart and the other executive officers were awarded performance units in November 2000, based on the criteria described above.

   On November 16, 2000, the Committee reviewed the Company's performance for the three-year period ending September 30, 2000 for purposes of determining the performance criteria achievement level for the performance unit awards made in November 1997. The Company's stock price for the three-year measurement period exceeded the performance targets set by the Committee at the time of award, and the Compensation Committee decided that the 1997 performance units should vest at the maximum level. These targets were a comparison of the Company's stock price to the peer group established at the time of grant, which changed significantly due to mergers and acquisitions in the oilfield sector. A total of 29,702 units were converted into Common Stock and issued to executive officers.

   Under the Company's 1995 Incentive Plan and 1997 Incentive Plan, the Committee may make grants of stock options to the Company's executive officers. These plans allow the Committee to promote the interests of the Company and its stockholders by encouraging the executive officers to increase their equity interest in the Company, thereby giving them added incentive to work toward the continued growth and success of the Company. Stock option grants were made following fiscal year 2000 to each of the executive officers including Mr. Stewart based on the criteria described above.

   Key Employee Share Option Plan. In 1997, the Committee approved the BJ Services Company Key Employee Share Option Plan, called the "Keysop Plan," which allows participants to elect to receive, in lieu of salary and bonus, options to purchase certain designated mutual funds. An executive will not be taxed on the value of the mutual funds until the Keysop option is exercised, and the Company does not deduct such amount for tax purposes as compensation until the option is exercised.

   Supplemental Executive Retirement Plan. In 2000, the Committee approved the BJ Services Company Supplemental Executive Retirement Plan, which provides supplemental retirement benefits to the Company's executive officers. The purpose of this plan is to insure that the Company's overall compensation program for its executives is competitive.

   This report of the Executive Compensation Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such acts.

                             ---------------------


                                          Don D. Jordan, Chairman
                                          L. William Heiligbrodt
                                          John R. Huff
                                          Michael E. Patrick
                                          James L. Payne

December 7, 2000

                  PERFORMANCE GRAPH-TOTAL STOCKHOLDER RETURN
                     September 1995 through September 2000

   The Securities and Exchange Commission (the "SEC") requires that the Company include in its proxy statement a line graph presentation comparing cumulative, five-year total shareholder return with a general market index (S&P 500) and either an industry index or custom group of peers as selected by the Company. In the past, the Company has compared its performance against a group of companies (the "Peer Group") that for 1997 included Baker Hughes Incorporated; Camco International, Inc.; Dresser Industries, Inc.; Halliburton Company; Schlumberger N.V.; Smith International, Inc.; Western Atlas Inc. and Weatherford International Incorporated. During fiscal 1998, Baker Hughes Incorporated acquired Western Atlas Inc.; Halliburton Company acquired Dresser Industries, Inc.; Schlumberger N.V. acquired Camco International, Inc.; and Energy Ventures Inc. acquired Weatherford International Incorporated. Due to these changes, the Peer Group includes only the following companies: Baker Hughes Incorporated, Halliburton Company, Schlumberger N.V., and Smith International, Inc.

   As required by the SEC, the Peer Group data is presented in the following chart. The graph assumes investments of $100 on September 30, 1995, and reinvestment of all dividends.

   This performance graph shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such acts.

Indexed Total Stockholder Return
September 1995-September 2000



                       [PERFORMANCE CHART APPEARS HERE]

                       Sep-95 Sep-96 Sep-97 Sep-98 Sep-99 Sep-00
----------------------------------------------------------------
  BJ Services Company   $100   $144   $294   $129   $252   $484
----------------------------------------------------------------
  S&P 500 Index         $100   $118   $162   $174   $219   $246
----------------------------------------------------------------
  Peer Group            $100   $154   $299   $146   $200   $304

   The following information relates to compensation paid by the Company for fiscal 1998, 1999 and 2000 to the Company's Chief Executive Officer and each of the other four most highly compensated executive officers in 2000:

                          Summary Compensation Table

         (a)             (b)    (c)     (d)          (e)           (f)           (g)          (h)        (i)
                                                                       Long-Term Compensation
                                        Annual                 --------------------------------------
                                     Compensation                        Awards             Payouts
                                     ------------                        ------             -------
                                                                              Securities              All Other
        Name and                                Other Annual    Restricted    Underlying      LTIP     Compen-
   Principal Position    Year Salary  Bonus(1) Compensation(2) Stock Awards Option/SARs(3) Payouts(4) sation(5)
---------------------------------------------------------------------------------------------------------------
                                ($)     ($)          ($)           ($)           (#)          ($)        ($)
J.W. Stewart             2000 664,168 911,250                                   47,648      836,178    49,086
 Chairman of the Board,  1999 610,010       0                                        0      703,927    42,999
 President and Chief     1998 604,508 198,189                                  240,000      376,599    42,123
 Executive Officer
Michael McShane          2000 295,500 315,000                                   15,893      376,778    16,770
 Senior Vice President-- 1999 273,000       0                                        0      315,062    16,932
 Finance and Chief       1998 270,834  68,987                                   76,000      461,371    17,685
 Financial Officer
Kenneth A. Williams      2000 250,834 229,500                                   15,893      308,689    15,444
 Vice President--North   1999 230,004       0                                        0      261,478    12,050
 American Operations     1998 227,170  49,818                                   75,000      382,833    12,365
Thomas H. Koops          2000 245,840 225,007                                   15,893      301,423    17,505
 Vice President--        1999 225,000       0                                        0      253,389    15,902
 Technology and          1998 222,168  48,735                                   76,000      370,416    16,293
 Logistics
David Dunlap             2000 245,840 225,007                                   15,893      292,702    11,119
 Vice President--        1999 225,000       0                                        0      227,986    10,232
 International           1998 221,168  48,735                                   76,000      362,563    10,544
 Operations

---------------------
(1) Includes bonuses earned in the reported fiscal year and paid in the following fiscal year.

(2) Perquisites and other personal benefits paid or distributed during 2000 to the persons listed in the compensation table above did not exceed, with respect to any individual, the lesser of $50,000 or 10 percent of such individual's total salary and bonus.

(3) Includes options earned in the reported fiscal year and granted subsequent to the end of the reported fiscal year.

(4) Reflects shares of Common Stock issued with respect to performance awards granted under the 1990 Stock Incentive Plan. Also includes cash awards to offset the federal income tax payable by the recipients of such shares.

(5) The amount shown in this column is the annual Company contribution to the Company's 401(k) defined contributions plan on behalf of each executive officer.

Options/SAR Grants in Last Fiscal Year

                                                                            Potential
                                                                       Realizable Value at
                                                                         Assumed Annual
                                                                         Rates of Stock
                                                                       Price Appreciation
                                     Individual Grants                   for Option Term
                     ------------------------------------------------- -------------------
        (a)               (b)          (c)          (d)        (e)        (f)       (g)
                       Number of    % of Total
                      Securities   Options/SARs
                      Underlying    Granted to  Exercise or
                     Options/SARs  Employees in    Base     Expiration
       Name          Granted(#)(1) Fiscal Year  Price($/Sh)    Date      5%($)    10%($)
------------------------------------------------------------------------------------------
J.W. Stewart           47,648(2)       8.2%        61.19    11/16/2010 1,833,593 4,646,685
Michael McShane        15,893(2)       2.7%        61.19    11/16/2010   611,595 1,549,903
Kenneth A. Williams    15,893(2)       2.7%        61.19    11/16/2010   611,595 1,549,903
Thomas H. Koops        15,893(2)       2.7%        61.19    11/16/2010   611,595 1,549,903
David Dunlap           15,893(2)       2.7%        61.19    11/16/2010   611,595 1,549,903

---------------------
(1) All options reflected in this table were earned in fiscal 2000. No stock appreciation rights ("SARs") were granted in tandem with the options reflected in this table.

(2) Includes options granted on November 16, 2000. Such options will become exercisable ratably over a three year period, with one-third of each grant vesting on each of the first, second and third anniversaries of the date of grant.

Aggregated Option/SAR Exercises in Last Fiscal Year and FY-End Option/SAR
Values

                                               Number of Securities        Value of Unexercised
                                              Underlying Unexercised   In-the-Money Options/SARs at
                       Shares                Options/SARs at FY-End(#)           FY-End($)
                     Acquired on    Value    ------------------------- -------------------------------
Name                 Exercise(#) Realized($) Exercisable Unexercisable  Exercisable     Unexercisable
----                 ----------- ----------- ----------- ------------- --------------  ---------------
J.W. Stewart           184,306    8,222,054    561,057      201,483        26,363,363        9,003,788
Michael McShane        222,486    7,604,283          0       64,260                 0        2,862,769
Kenneth A. Williams    103,694    4,645,665     30,076       61,206         1,185,261        2,769,199
Thomas H. Koops        122,122    4,981,282      9,680       61,840           245,025        2,801,513
David Dunlap             9,828      260,442     56,264       61,700         2,390,397        2,797,969

Long-Term Incentive Plans--Awards in Last Fiscal Year

                                                          Estimated Future Payouts
                                                      Under Non-Stock Price-Based Plans
                                                      ---------------------------------
(a)                            (b)            (c)         (d)         (e)       (f)
------------------------ ---------------- ----------- ------------ --------- ----------
                                          Performance
                                           or Other
                                            Period
                            Number of        Until
                         Shares, Units or Maturation
                              Other           or
Name                     Rights(#)(1),(2)  Payout(3)  Threshold(#) Target(#) Maximum(#)
----                     ---------------- ----------- ------------ --------- ----------
J.W. Stewart............      21,211        3 Years      3,394      13,999     21,211
Michael McShane.........       7,075        3 Years      1,132       4,670      7,075
Kenneth A. Williams.....       7,075        3 Years      1,132       4,670      7,075
Thomas H. Koops.........       7,075        3 Years      1,132       4,670      7,075
David Dunlap............       7,075        3 Years      1,132       4,670      7,075

---------------------
(1) Awards reflected in this table represent performance units awarded under the Company's 1997 Incentive Plan. These awards were earned during fiscal 2000 and granted on November 16, 2000. For additional information regarding these awards, see the Executive Compensation Committee Report-- Long-Term Incentive Program elsewhere in this Proxy Statement.

(2) Excludes the following awards earned during fiscal 1999 and granted on December 9, 1999: Mr. Stewart--33,626 units; Mr. McShane--9,667 units; Mr. Williams--9,247 units; Mr. Koops--8,995 units; Mr. Dunlap--8,995 units.

(3) The performance period is three fiscal years unless a change of control occurs, in which case the performance units would vest immediately.

Supplemental Executive Retirement Plan

   The Company has implemented a supplemental executive retirement plan for its senior executives, including Mr. Stewart, effective October 1, 2000.

   The following table indicates the approximate annual benefit that would be received by a participant under the plan based on the following assumptions:
(i) retirement at age 60 and (ii) an election by the participant to receive payments over a period of 20 years (the participant may elect payment over a period of five to 30 years). This benefit would be reduced by the Social Security and other benefits listed below.

                              Pension Plan Table

                                                 Years of Service
                                  -----------------------------------------------
   Final Average Compensation        5      10      15      20      25      30
   --------------------------     ------- ------- ------- ------- ------- -------
  $  200,000.....................  19,273  38,547  57,820  77,093  96,367 115,640
  $  400,000.....................  38,547  77,093 115,640 154,187 192,733 231,280
  $  600,000.....................  57,820 115,640 173,460 231,280 289,100 346,920
  $  800,000.....................  77,093 154,187 231,280 308,373 385,466 462,560
  $1,000,000.....................  96,367 192,733 289,100 385,466 481,833 578,200
  $1,200,000..................... 115,640 231,280 346,920 462,560 578,200 693,840

The credited years of service at September 30, 2000 of the named executive officers are as follows: Mr. Stewart, 31 years; Mr. McShane, 20 years;
Mr. Williams, 27 years; Mr. Koops, 24 years; and Mr. Dunlap, 10 years.

   The maximum benefit payable under the plan is based on a single life annuity computation starting at age 60, and using 60% of the participant's "highest average compensation", which is the average base salary and bonus paid for the three highest consecutive years out of the participant's last ten years of employment. The benefit is reduced by (i) the Social Security benefit payable at age 62, (ii) certain contributions by the Company for the participant's account under the Company's 401(k) plan, and (iii) any annual benefit the participant will receive under a defined benefit pension plan maintained by predecessors of the Company. The average reduction in benefit currently projected by the Company for the five named executive officers is $65,817. In the case of early retirement, death, disability or change in control before the participant reaches age 60, the benefit is reduced. The compensation covered by the plan for the most recent three years does not differ by more than 10% from the annual compensation shown in the Summary Compensation Table.

   A participant's benefit is fully vested upon the later of the participant's fifty-fifth birthday or the date the participant completes five full years of service. Prior to age 55, no part of the benefit is vested, unless the participant dies, becomes disabled, or a change of control occurs. If one of these events occurs, the participant's benefit will be fully vested. In the event of a change in control, the participant will be given three years' credit for years of service and age in calculating the benefit.

   A participant's interest in the plan is generally distributed upon retirement in accordance with the participant's distribution election. The Compensation Committee may, however, direct that the benefits be paid as a lump sum. A lump sum payment will be paid in the event of death or a change of control, and may be paid by the Committee at the request of the participant in the case of disability. In the event of a change of control, the participant will receive a "gross-up" payment sufficient to satisfy any excise tax payments that may be imposed by Section 4999 of the Code and any additional taxes imposed with respect to such gross-up payments, in accordance with the provisions of the plan.

   The Company has purchased life insurance to fund the benefits under this plan.

                             SEVERANCE AGREEMENTS

   The Company has severance agreements with certain executive officers, including each of the named executive officers shown in the Summary Compensation Table, as well as with Matthew D. Fitzgerald,
Margaret B. Shannon, Taylor M. Whichard III, and Stephen A. Wright. The severance agreements were effective August 27, 1993, except for Ms. Shannon's agreement, which was effective February 14, 1994 and Mr. Dunlap's agreement, which was effective November 27, 1995. As reported in the Company's proxy statement for its January 2000 annual meeting of shareholders, in 1999, the Board of Directors approved amendments to the form of executive severance agreements. The following describes the terms of the form of severance agreement, as so amended. The agreements are automatically extended for an additional year at the end of each year of the agreements unless the Company has given one year's prior notice of termination. These agreements are intended to provide for continuity of management in the event of a change in control of the Company. The agreements provide that covered executive officers could be entitled to certain severance benefits following a change in control of the Company. If, following a change in control, the executive is terminated by the Company for any reason, other than for death, disability or for cause, or if such executive officer terminates his or her employment for good reason (as this term is defined in the agreements), then the executive officer is entitled to a severance payment that will be three times the sum of the executive officer's base salary and bonus amount, as defined in the agreements, plus an amount equal to three times the value of the executive's largest stock option and/or performance unit grant in the prior three years. Option awards that are intended as two-year awards will be annualized for purposes of this calculation. The severance payment is generally made in the form of a lump sum. For a period of up to three years, the Company would also provide life, disability, accident and health insurance coverage substantially similar to the benefits provided before termination. The Company would also provide outplacement services, and would also provide retiree medical coverage if the executive were within five years of eligibility at the time of termination following a change in control.

   If a change in control occurs, the severance agreements are effective for a period of two years from the date of such change in control. Under the severance agreements, a change in control would generally include any of the following events: (i) any "person" as defined in the Securities Exchange Act of 1934, as amended, acquires 25 percent or more of the Company's voting securities; (ii) a majority of the Company's directors are replaced during a two-year period; (iii) stockholders approve a merger, resulting in (a) 60% or less of the common stock and voting securities of the surviving corporation being owned by the same persons that owned the Common Stock of the Company immediately prior to such merger, (b) a person owning 25% or more of the surviving corporation's common stock or voting securities, or (c) replacement of a majority of the members of the Board of Directors; or (iv) the Company's stockholders approve a liquidation or sale of the Company's assets. In the event that any payments made in connection with a change in control would be subject to the excise tax imposed by Section 4999 of the Code, the Company would pay an additional payment (a "gross-up" payment) sufficient to satisfy such excise tax obligations and any additional taxes imposed with respect to such gross-up payment.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

   Based solely upon a review of reports on Forms 3 and 4 and amendments thereto furnished to the Company during its most recent fiscal year and reports on Form 5 and amendments thereto furnished to the Company with respect to its most recent fiscal year, and written representations from officers and directors that no Form 5 was required, the Company believes that all filing requirements applicable to its officers, directors and beneficial owners under
Section 16(a) of the Exchange Act were complied with during fiscal 2000 except that a late Form 4 was filed for Mr. McShane and Mr. Koops with respect to one transaction for each person.

                                 SOLICITATION

   The Company will bear the cost of the solicitation of proxies. In addition to solicitation by mail, certain of the directors, officers or regular employees of the Company may, without extra compensation, solicit the return of proxies by telephone or electronic media. Arrangements will be made with brokerage houses, custodians and other fiduciaries to send proxy material to their principals, and they will be reimbursed by the Company for any our-of-pocket expenses. Georgeson & Company Inc. will assist the Company in proxy solicitation and will receive a fee of $8,000 plus reimbursement of certain charges and expenses.

                               VOTING PROCEDURES

   A majority of the outstanding shares of Common Stock present in person or represented by proxy at the 2001 Annual Meeting constitutes a quorum for the transaction of business. The inspector of elections appointed by the Company will count all votes cast, in person or by submission of a properly executed proxy, before the closing of the polls at the meeting. The affirmative vote of holders of a majority of the Common Stock present or represented by proxy at the meeting and entitled to vote is required for the election of each director nominee and for the approval of the BJ Services Company 2000 Incentive Plan. Therefore, abstentions have the effect of a negative vote. Broker non-votes will not be taken into account in determining the outcome of the election of directors or the approval of the BJ Services Company 2000 Incentive Plan.

                             INDEPENDENT AUDITORS

   Deloitte & Touche LLP, independent public accountants, audited the Company's consolidated financial statements for fiscal 2000, and have advised the Company that they will have a representative available at the 2001 Annual Meeting to respond to appropriate questions. Such representative will be permitted to make a statement if he desires to do so. The Company has not yet selected independent public accountants to audit its 2001 consolidated financial statements. The Company intends to engage its accountants for such purpose in May 2001.

                           PROPOSALS OF STOCKHOLDERS

   Proposals of stockholders intended to be presented at the 2002 Annual Meeting of Stockholders must be received by the Secretary of the Company at its principal executive offices by August 22, 2001 to be considered for inclusion in the proxy statement and form of proxy relating to the 2002 Annual Meeting. Under the Company's Bylaws, in order for any stockholder proposal that is not included in such proxy statement and form of proxy to be brought before the 2002 Annual Meeting, such proposal must be received by the Secretary of the Company at its principal executive offices by October 29, 2001.

   The Annual Report of the Company for the year ended September 30, 2000, including audited financial statements, is enclosed with this proxy statement but does not constitute a part of the proxy soliciting material. Additional copies of the Annual Report are available without charge, upon request.

   BJ Services Company will furnish a copy of its Annual Report on Form 10-K for the year ended September 30, 2000, without exhibits, without charge to each person who forwards a written request to Robert C. Coons, Director, Corporate Communications, BJ Services Company, 5500 Northwest Central Drive, Houston, Texas 77092-2036.

                                                                     APPENDIX A

                                CHARTER OF THE
                            AUDIT COMMITTEE OF THE
                              BOARD OF DIRECTORS

   The Board of Directors of BJ Services Company (the "Company") has heretofore constituted and established an Audit Committee (the "Committee") with authority, responsibility and specific duties as described in this Charter. This document replaces and supersedes in its entirety the previous Charter of Responsibilities of the Audit Committee adopted by the Board of Directors of the Company (the "Board") on November 19, 1990.

COMPOSITION

   The Committee shall be elected by the Board and shall be comprised of not less than three non-employee Directors who are independent (as defined by the New York Stock Exchange ("NYSE")). Each member of the Committee should be financially literate and at least one member should have accounting or related financial management expertise, as such qualifications are interpreted by the Board in its business judgment. The Board shall also elect a chairman of the Committee.

PRIMARY RESPONSIBILITIES AND DUTIES

   The primary responsibilities of the Committee are to provide assistance to the Board in fulfilling its oversight responsibility to the stockholders in matters relating to the accounting and financial reporting practices of the Company, the adequacy of the Company's internal controls and the quality and integrity of the financial statements of the Company. The outside auditor is ultimately accountable to the Board and the Committee, as representatives of the Company's stockholders; and the Board and the Committee have the ultimate authority and responsibility to select, evaluate, and where appropriate, replace the outside independent auditor after giving consideration to management's recommendations. The internal audit function is also responsible to the Board through the Committee.

   With regard to its accounting and financial reporting oversight responsibilities, the Committee shall:

   1. Review the independence of the outside independent auditors, giving consideration to the range of audit and non-audit services performed by them, as well as the review of a formal written statement, consistent with standards established by the Independence Standards Board, from the independent auditors delineating all relationships with the Company. Discuss with the independent auditors any disclosed relationships or services that may impact the objectivity and independence of the auditors. Approve significant non-audit services provided by the auditors, prior to the performance of such service where feasible. After consulting with management, recommend to the Board the independent auditors to be employed by the Company.

   2. Prior to commencement of the annual external audit, review with management, the internal auditors and the independent auditors the proposed scope of the audit plan and fees, including the areas of business to be examined, the people to be assigned to the audit, the procedures to be followed, special areas to be investigated, as well as the program for integration of the independent and internal audit efforts.

   3. Review the annual internal audit plan, including the process used to develop the plan and the staffing levels necessary to execute the plan. At each regularly scheduled meeting of the Committee, review significant findings from internal audit projects and the overall status of accomplishing the plan. The Committee will annually review a report on the internal audit of the expenses of the senior management of the Company.

   4. Inquire of management, the internal auditors and the independent auditors whether material information has been withheld from any of them, whether any disagreements among them have not been satisfactorily resolved, and whether restrictions were placed by management on implementation of the independent or internal auditors' examinations. Regularly scheduled executive sessions will be held for this purpose.

   5. Prior to quarterly and annual earnings filings, review results with management and independent auditors. This review should include a discussion of quality of earnings, review of highly judgmental areas, items affecting comparability between periods, passed audit adjustments (for the annual audit) and other inquiries as may be appropriate. If there are no significant accounting or auditing matters to discuss (as required by SAS 61), the review may be held only between the Committee Chairman, management and the external auditors and may be held telephonically.

   6. Prior to public release of the annual audited financial statements, review and discuss the financial statements and results of the annual audit with management, the internal auditors and the independent auditors. Inquire of the independent auditors about the appropriateness, not just the acceptability of the accounting principles and the clarity of the financial disclosure practices used. Determine, with regard to new transactions or events, the auditor's reasoning for concurring with the appropriateness of the accounting principles and disclosure practices adopted by management. Based on the review and discussion, the Committee is responsible for recommending to the Board that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K.

   7. Meet with management, the internal auditors and the independent auditors to review the effectiveness of the Company's system of internal controls, including computerized information systems controls and security, and internal audit procedures, including the adequacy of internal audit staffing and budget.

   8. Annually, review and reassess the adequacy of the Committee Charter.

   9. Issue report to be included in the Company's annual proxy statement meeting the Securities and Exchange Commission requirements concerning review of financial statements, discussions with independent auditors and auditor independence.

  10. Any other duties or responsibilities as dictated by the Board.

  11. Report periodically to the Board on significant results of the foregoing activities.

MEETINGS

   The Committee will meet at least two times per year as determined by the Board. The Chairman will hold a telephonic meeting with management and the independent auditors prior to filing of the quarterly financial statements (Form 10-Q). Special meetings may be called, as needed, by the Chairman of the Board or the Chairman of the Committee. In addition, the Committee will make itself available to the independent auditors and the internal auditors of the Company as requested and will periodically meet in executive session with the independent auditors and the internal auditors to discuss any matters that the Committee or these groups believe should be discussed privately with the Committee. All meetings of the Committee will be held pursuant to the Bylaws of the Company with regard to notice and waiver thereof, and written minutes of each meeting will be duly filed in the Company records. Reports of meetings of the Committee shall be made to the Board at its next regularly scheduled meeting following the Committee meeting accompanied by any recommendations to the Board approved by the Committee.

                                                                     APPENDIX B

                              BJ SERVICES COMPANY
                              2000 INCENTIVE PLAN

                                   ARTICLE I

                                 Introduction

   1. Purpose. The BJ SERVICES COMPANY 2000 INCENTIVE PLAN (the "Plan") is intended to promote the interests of BJ SERVICES COMPANY (the "Company") and its stockholders by encouraging employees of the Company, its subsidiaries and affiliated entities and non-employee directors of the Company to acquire or increase their equity interest in the Company and, with respect to employees, to be able to relate cash bonuses to Company performance goals, thereby giving them an added incentive to work toward the continued growth and success of the Company. The Board of Directors of the Company (the "Board") also contemplates that through the Plan, the Company, its subsidiaries and affiliated entities will be better able to compete for the services of personnel needed for the continued growth and success of the Company. However, nothing in this Plan shall operate or be construed to prevent the Company from granting bonuses and other stock awards outside of this Plan.

   2. Shares Subject to the Plan. The aggregate number of shares of Common Stock, $.10 par value per share, of the Company ("Common Stock") that may be issued under the Plan shall not exceed 3,000,000 shares; provided, however, that in the event that at any time after the effective date of the Plan the outstanding shares of Common Stock are changed into or exchanged for a different number or kind of shares or other securities by reason of merger, consolidation, recapitalization, reclassification, stock split, stock dividend, combination of shares or the like, the aggregate number and class of securities available under the Plan shall be ratably adjusted by the Committee (as hereinafter defined), whose determination shall be final and binding upon the Company and all other interested persons. Further, Awards (as hereinafter defined) other than options and Cash Awards shall not be granted with respect to more than an aggregate of 600,000 shares of Common Stock (subject to adjustment in the same manner as provided above with respect to shares of Common Stock available under the Plan). In the event the number of shares to be delivered upon the exercise in full of any option granted under the Plan is reduced for any reason whatsoever or in the event any option granted under the Plan can no longer under any circumstances be exercised, the number of shares no longer subject to such option shall thereupon be released from such option and shall thereafter be available under the Plan. If shares of Performance Stock (as hereinafter defined) awarded under the Plan are forfeited to the Company, such shares shall thereafter be available for new grants and awards under the Plan. Shares issued pursuant to the Plan shall be fully paid and nonassessable.

   3. Administration of the Plan. The Plan shall be administered by a committee (the "Committee") of two or more directors of the Company appointed by the Board. Subject to the provisions of the Plan, the Committee shall interpret the Plan and all awards under the Plan, shall make such rules as it deems necessary for the proper administration of the Plan, shall make all other determinations necessary or advisable for the administration of the Plan and shall correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any award under the Plan in the manner and to the extent that the Committee deems desirable to effectuate the Plan. Any action taken or determination made by the Committee pursuant to this and the other paragraphs of the Plan shall be binding on all parties. The act or determination of a majority of the Committee shall be deemed to be the act or determination of the Committee.

   No person shall be eligible to serve on the Committee unless he is a "Non-Employee Director" as defined in Rule 16b-3 ("Rule 16b-3") promulgated under the Securities Exchange Act of 1934, as amended (the "Act"), if and as such rule is then in effect and also an "outside director" within the meaning of
Section 162(m) of the

Internal Revenue Code of 1986, as amended (the "Code"). Notwithstanding any provision in the Plan to the contrary, other than options granted to Non-Employee Directors pursuant to Article IV, no options, Performance Stock, Performance Units, Bonus Stock, Cash Awards, or Other Stock-Based Awards (collectively, "Awards") may be granted under the Plan to any member of the Committee during the term of his membership on the Committee. Subject to the following, the Committee, in its sole discretion, may delegate any or all of its powers and duties under the Plan, including the power to grant Awards under the Plan, to the President of the Company, subject to such limitations on such delegated powers and duties as the Committee may impose. Upon any such delegation all references in the Plan to the "Committee" shall be deemed to include the President; provided, however, that such delegation shall not limit the President's right to receive Awards under the Plan. Notwithstanding the foregoing, the President may not grant Awards to, or take any action with respect to any Award previously granted to, a person who is an officer or a director of the Company or otherwise subject to Section 16(b) of the Act.

   4. Amendment and Discontinuance of the Plan. The Board may amend, suspend or terminate the Plan; provided, however, that each such amendment of the Plan
(a) extending the period within which Awards may be made under the Plan, (b) increasing the number of shares of Common Stock to be awarded under the Plan, except as provided in Article I, Paragraph 2, (c) reducing the option exercise price per share provided in the Plan, (d) modifying the provisions of Article IV, (e) changing the class of persons to whom Awards may be made under the Plan, or (f) granting options to Non-Employee Directors other than pursuant to
Article IV, shall, in each case, be subject to approval by the stockholders of the Company; provided, further, however, that no amendment, suspension or termination of the Plan may cause the Plan to fail to meet the requirements of Rule 16b-3 or may, without the consent of the holder of an Award, terminate such Award or adversely affect such person's rights in any material respect.

   5. Granting of Discretionary Awards. The Committee shall have the authority to grant, prior to the expiration date of the Plan, to such employees and officers as may be selected by it (with respect to options, "Employee Optionees" and, with respect to Performance Stock, Performance Units, Bonus Stock and Cash Awards, "Employee Grantees"), options to purchase shares of Common Stock and awards of Performance Stock, Performance Units, Bonus Stock and/or, Cash Awards on the terms and conditions hereinafter set forth. Stock issued with respect to an Award under the Plan may be authorized but unissued, or reacquired shares of Common Stock. The Committee shall also have the authority to determine whether options granted to Employee Optionees are granted pursuant to Article II or Article III, as hereinafter set forth; provided, however, only employees of the Company, its Parent Corporation or a Subsidiary Corporation (as such terms are defined in Section 424 of the Code) may be granted options pursuant to Article III. Options granted to Employee Optionees under Article III shall be "incentive stock options" as defined in
Section 422 of the Code, and are hereinafter referred to as "incentive stock options." All other options granted to Employee Optionees under the Plan shall be granted pursuant to Article II and shall be options which do not constitute incentive stock options ("nonqualified options"). In selecting Employee Optionees and Employee Grantees, and in determining the number of shares to be covered by each Award granted to such individual, the Committee may consider such factors which it may consider relevant. Further, the Committee shall have the authority to grant options in substitution for options held by individuals employed by corporations who become employees of the Company, its subsidiaries, or affiliated entities as a result of a merger or consolidation or other business combination of such individual's employing corporation with the Company, any such subsidiary, or any such affiliated entity.

   6. Granting of Options to Non-Employee Directors. All options granted to Non-Employee Directors shall be options to purchase, on the terms and conditions hereinafter set forth in Article IV, authorized but unissued, or reacquired shares of Common Stock and shall be nonqualified options. Non-Employee Directors shall not be eligible to receive any other Award.

   7. Term of Plan. This Plan shall be effective upon the date of its adoption by the Board, provided the Plan is approved by the stockholders of the Company within twelve months after the date of such adoption. In the event that the Plan is not approved by the stockholders of the Company within twelve months after the date of its adoption by the Board, the Plan shall be null and void. No Award shall be exercisable or payable under the Plan prior to its approval by the stockholders and, if the Plan is not approved by the stockholders of the Company within such twelve-month period, all Awards granted under the Plan shall be automatically canceled. Except with respect to Awards then outstanding, if not sooner terminated under the provisions of Article I, Paragraph 4, the Plan shall terminate upon and no further Awards shall be made after the tenth anniversary of the date the Plan is adopted by the Board.

   8. Miscellaneous. All references in the Plan to "Articles," "Paragraphs" and other subdivisions refer to the corresponding Articles, Paragraphs, and subdivisions of the Plan.

   9. Rule 16b-3 Compliance. The Company intends:

      (a) that the Plan meet the requirements of Rule 16b-3;

      (b) that transactions of the type specified in Rule 16b-3 by Non-Employee Directors pursuant to Article IV of the Plan will be exempt from the operation of Section 16(b) of the Act; and

      (c) that transactions of the type specified in Rule 16b-3 by officers of the Company (whether or not they are directors) pursuant to the Plan will be exempt from the operation of Section 16(b) of the Act.

In all cases, the terms, provisions, conditions and limitations of the Plan shall be construed and interpreted consistent with the Company's intent as stated in this Article 1, Paragraph 9.

    10. Definition of the Term "Change of Control". As used in the Plan, a "Change of Control" shall be deemed to have occurred upon, and shall mean (a) the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Act) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Act) of 25% or more of either (i) the then outstanding shares of Common Stock of the Company (the "Outstanding Company Common Stock") or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that the following acquisitions shall not constitute a Change of Control: (A) any acquisition directly from the Company (excluding an acquisition by virtue of the exercise of a conversion privilege), (B) any acquisition by the Company, (C) any acquisition by any employee benefit plan(s) (or related trust(s)) sponsored or maintained by the Company or any corporation controlled by the Company, or (D) any acquisition by any corporation pursuant to a reorganization, merger or consolidation, if, immediately following such reorganization, merger or consolidation, the conditions described in clause (i), (ii) and (iii) of clause (c) of this Paragraph 10 are satisfied; (b) the approval by the Company's stockholders of the sale or disposition of all or substantially all of the Company's assets or the dissolution or liquidation of the Company; or (c) the approval by the stockholders of the Company of a reorganization, merger or consolidation, in each case, unless immediately following such reorganization, merger or consolidation (i) more than 60% of, respectively, the then outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such reorganization, merger or consolidation in substantially the same proportions as their ownership, immediately prior to such reorganization, merger or consolidation, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (ii) no Person (excluding the Company, any employee benefit plan(s) (or related trust(s)) of the Company and/or its subsidiaries or such corporation resulting from such reorganization, merger or consolidation and any Person beneficially owning, immediately prior to such reorganization, merger or consolidation, directly or indirectly, 25% or more of the Outstanding Company Common Stock or Outstanding Company Voting Securities, as the case may be) beneficially owns, directly or indirectly, 25% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation or the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors and (iii) at least a majority of the members of the board of directors of the corporation resulting from such reorganization, merger or consolidation were members of the Incumbent Board (as defined below) at the time of the execution of the initial agreement providing for such reorganization, merger or consolidation. The "Incumbent Board" shall mean individuals who, as of the date the Plan is adopted by the Board, constitute the Board; provided, however, that any individual becoming a director subsequent to such date whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either (1) an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Act), or an actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board or (2) a plan or agreement to replace a majority of the members of the Board then comprising the Incumbent Board.

                                  ARTICLE II

                          Nonqualified Stock Options

   1. Eligible Individuals. Employees and officers (whether or not they are directors) of the Company, its subsidiaries and affiliated entities shall be eligible to receive nonqualified options under this Article II; provided, however, no such person may receive more than 250,000 nonqualified options and/or incentive stock options hereunder during any calendar year (subject to adjustment in the same manner provided in Article I, Paragraph 2 with respect to shares of Common Stock available under the Plan).

   2. Calculation of Exercise Price. The exercise price to be paid for each share of Common Stock deliverable upon exercise of each nonqualified option granted under Article II shall be equal to the fair market value per share of Common Stock at the time of grant as determined by the Committee, based on the composite transactions in the Common Stock as reported by The Wall Street Journal, and shall not be less than the per share price of the last sale of Common Stock in regular trading on the New York Stock Exchange on the trading day prior to the grant of such option. The exercise price for each nonqualified option granted under Article II shall be subject to adjustment as provided in Article II, Paragraph 3(e).

   3. Terms and Conditions of Options. Nonqualified options granted under
Article II shall be in such form as the Committee may from time to time approve. Options granted under Article II shall be subject to the following terms and conditions and may contain such additional terms and conditions, not inconsistent with Article II, as the Committee shall deem desirable:

      (a) Option Period and Conditions and Limitations on Exercise. To the extent not prohibited by other provisions of the Plan, each nonqualified option granted under Article II shall be exercisable no later than the date which is ten years after the date of grant (the "Nonqualified Option Expiration Date") and at such time or times as the Committee, in its discretion, may establish in the option agreement.

      (b) Termination of Employment and Death. For purposes of Article II and each nonqualified option granted under Article II, an Employee Optionee's employment shall be deemed to have terminated at the close of business on the day preceding the first date on which he is no longer for any reason whatsoever (including his death) employed by the Company or a subsidiary or affiliated entity of the Company. Unless otherwise provided in the Option Agreement, upon an Employee Optionee's termination of employment for any reason whatsoever (including his death), each nonqualified option granted to him under Article II and all of his rights thereunder shall wholly and completely terminate:

        (i) At the time the Employee Optionee's employment is terminated if his employment is terminated because he is discharged for (A) fraud, theft or embezzlement committed against the Company or a subsidiary, affiliated entity or customer of the Company, (B) Employee's willful misconduct in performance of the duties of Employee's employment or (C) Employee's final conviction of a felony (collectively, "Cause"); or

         (ii) At the expiration of a period of one year after the Employee Optionee's death (but in no event later than the Nonqualified Option Expiration Date) if the Employee Optionee's employment is terminated after the six-month period following the date of grant by reason of his death. To the extent exercisable, a nonqualified option granted under
    Article II may be exercised by the Employee Optionee's estate or by the person or persons who acquire the right to exercise his option by bequest or inheritance with respect to any or all of the shares remaining subject to his option at the time of his death; or

       (iii) At the expiration of a period of three years after the Employee Optionee's employment is terminated if the Employee Optionee's employment is terminated after the six-month period following the date of grant because of retirement or disability (but in no event later than the Nonqualified Option Expiration Date); or

         (iv) If the Employee Optionee's employment is terminated after the six-month period following the date of grant for any reason (other than such person's death, retirement, disability or Cause termination), at the expiration of a period of three months after the Employee Optionee's employment is so terminated except (A) as otherwise provided for in the option agreement (but for no longer than one year) or (B) as provided in Article XII; provided however, notwithstanding anything to the contrary, no option shall ever be exercisable later than the Nonqualified Option Expiration Date; or

        (v) Notwithstanding the foregoing, the Committee, in its discretion, may extend the period for exercise of any option upon an Employee Optionee's termination, but in no event later than the Nonqualified Option Expiration Date.

     As used in this Plan the term "retirement" means the termination of an employee's employment with the Company, its subsidiaries and affiliated entities (i) on or after reaching age 65 or (ii) on or after reaching age 55 with the consent of the Board, for reasons other than death, disability or Cause, and the term "disability" shall mean an employee is suffering from a mental or physical disability, which, in the opinion of the Board, prevents the employee from performing his regular duties and is expected to be of long continued duration or to result in death.

      (c) Manner of Exercise. In order to exercise a nonqualified option granted under Article II, the person or persons entitled to exercise it shall deliver to the Company payment in full for the shares being purchased, together with any required withholding tax as provided in
  Article X. The payment of the exercise price for each option granted under
  Article II shall be (i) in cash or check payable and acceptable to the Company, (ii) through tendering to the Company shares of Common Stock already owned by the person (provided that if such shares were acquired pursuant to the prior exercise of a Company granted option, such shares must have been owned for at least six months, and provided further, that the Company may, upon confirming that the person owns the number of shares being tendered, issue a new certificate for the number of shares being acquired pursuant to the exercise of the option less the number of shares being tendered upon the exercise and return to the person (or not require surrender of) the certificate for the shares being tendered upon the exercise), (iii) by the person delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company to pay the option exercise price and any applicable withholding taxes; provided that in the event the person chooses to pay the option exercise price as provided in (iii) above, the person and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Committee shall prescribe as a condition of such payment procedure or (iv) by any combination of the above. The value of each share of Common Stock tendered pursuant to (ii) above shall be deemed to be equal to the per share price of the last sale of Common Stock in regular trading on the New York Stock Exchange on the trading day prior to the date the option is exercised, based on the composite transactions in the Common Stock as reported in The Wall Street Journal. The date of sale of the shares by the broker pursuant to a "cashless exercise" under (iii) above shall be the date of exercise of the option. If the Committee so requires, such person or persons shall also deliver a written representation that all shares being purchased are being acquired for investment and not with a view to or for resale in connection with, any distribution of such shares.

      (d) Options not Transferable. Except as provided in Article IX, no nonqualified option granted under Article II shall be transferable otherwise than by will or by the laws of descent and distribution and, during the lifetime of the Employee Optionee to whom any such option is granted, it shall be exercisable only by the Employee Optionee. Any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of, or to subject to execution, attachment or similar process, any nonqualified option granted under Article II, or any right thereunder, contrary to the provisions hereof, shall be void and ineffective, shall give no right to the purported transferee and shall, at the sole discretion of the Committee, result in forfeiture of the option with respect to the shares involved in such attempt.

      (e) Adjustment of Shares. In the event that at any time after the effective date of the Plan the outstanding shares of Common Stock are changed into or exchanged for a different number or kind of shares or other securities by reason of merger, consolidation, recapitalization, reclassification, stock split, stock dividend, combination of shares or the like, the Committee shall make an appropriate and equitable adjustment in the number and kind of shares as to which all outstanding nonqualified options granted under Article II, or portions thereof then unexercised, shall be exercisable, and with any necessary corresponding adjustment in exercise price per share, to the end that after such event the shares subject to Article II of the Plan and each Employee Optionee's proportionate interest shall be maintained as before the occurrence of such event. Any such adjustment made by the Committee shall be final and binding upon all Employee Optionees, the Company, and all other interested persons.

      (f) Listing and Registration of Shares. Each nonqualified option granted under Article II shall be subject to the requirement that if at any time the Committee determines, in its discretion, that the listing, registration, or qualification of the shares subject to such option under any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the issue or purchase of shares thereunder, such option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been free of any conditions not acceptable to the Committee.

   4. Amendment. The Committee may, with the consent of the person or persons entitled to exercise any outstanding nonqualified option granted under Article II, amend such nonqualified option. The Committee may at any time or from time to time, in its discretion, in the case of any nonqualified option previously granted under Article II which is not then immediately exercisable in full, accelerate the time or times at which such option may be exercised to any earlier time or times.

   5. Acceleration upon a Change of Control. Notwithstanding any provision in
Article II or in any document or instrument evidencing a nonqualified option granted under Article II, upon the occurrence of a Change of Control each nonqualified option previously granted under Article II which is not then immediately exercisable in full shall be immediately exercisable in full.

   6. Other Provisions.

      (a) The person or persons entitled to exercise, or who have exercised, a nonqualified option granted under Article II shall not be entitled to any rights as a stockholder of the Company with respect to any shares subject to such option until he shall have become the holder of record of such shares.

      (b) No nonqualified option granted under Article II shall be construed as limiting any right which the Company or any subsidiary or affiliated entity of the Company may have to terminate at any time, with or without Cause, the employment of any person to whom such option has been granted.

      (c) Notwithstanding any provision of the Plan or the terms of any nonqualified option granted under Article II, the Company shall not be required to issue any shares hereunder if such issuance would, in the judgment of the Committee, constitute a violation of any state or federal law or of the rules or regulations of any governmental regulatory body.

      (d) The Committee, in its discretion, may permit any Employee Optionee to surrender unexercised any nonqualified option for the receipt of another Award or other arrangement in order to defer the "spread" on exercise of such option.

                                  ARTICLE III

                            Incentive Stock Options

   1. Eligible Employees. Employees and officers (whether or not they are directors) of the Company or its Parent Corporation or any Subsidiary Corporation of the Company shall be eligible to receive incentive stock options under this Article III; provided, however, no such person may receive more than 250,000 incentive stock options and/or nonqualified options hereunder during any calendar year (subject to adjustment in the same manner provided in Article I, Paragraph 2 with respect to shares of Common Stock available under the Plan).

   2. Calculation of Exercise Price. The exercise price to be paid for each share of Common Stock deliverable upon exercise of each incentive stock option granted under Article III shall be equal to the fair market value per share of Common Stock (the "Market Value Per Share") at the time of grant as determined by the Committee, based on the composite transactions in the Common Stock as reported by The Wall Street Journal, and shall not be less than the per share price of the last sale of Common Stock in regular trading on the New York Stock Exchange on the trading day prior to the grant of such option; provided, however, than in the case of an Employee Optionee who, at the time such option is granted, owns (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or of its Parent Corporation or any Subsidiary Corporation, then the exercise price per share shall be at least 110% of the fair market value per share of Common Stock at the time of grant. The exercise price for each incentive stock option shall be subject to adjustment as provided in Article III, Paragraph 3(e).

   3. Terms and Conditions of Options. Incentive stock options granted under
Article III shall be in such form as the Committee may from time to time approve. Options granted under Article III shall be subject to the following terms and conditions and may contain such additional terms and conditions, not inconsistent with Article III, as the Committee shall deem desirable:

      (a) Option Period and Conditions and Limitations on Exercise. No incentive stock option granted under Article III shall be exercisable later than the date which is ten years after the date of grant; provided, however, that in the case of an Employee Optionee who, at the time such option is granted, owns (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or of its Parent Corporation or any Subsidiary Corporation, then such option shall not be exercisable with respect to any of the shares subject to such option later than the date which is five years after the date of grant. The date on which an incentive stock option ultimately becomes unexercisable under the previous sentence is hereinafter referred to as the "ISO Expiration Date." To the extent not prohibited by other provisions of the Plan, each incentive stock option granted under Article III shall be exercisable at such time or times as the Committee in its discretion may determine.

      (b) Termination of Employment and Death. For purposes of Article III and each incentive stock option granted under Article III, an Employee Optionee's employment shall be deemed to have terminated at the close of business on the day preceding the first date on which he is no longer for any reason whatsoever (including his death) employed by the Company or a subsidiary or affiliated entity of the Company. Unless otherwise provided in the Option Agreement, upon an Employee Optionee's termination of employment by any reason whatsoever (including his death), each incentive stock option granted to him and all of his rights thereunder shall wholly and completely terminate:

        (i) At the time the Employee Optionee's employment is terminated if his employment is terminated due to Cause; or

         (ii) At the expiration of a period of one year after the Employee Optionee's death (but in no event later than the ISO Expiration Date) if the Employee Optionee's employment is terminated after the six-month period following the date of grant by reason of his death. To the extent exercisable, an incentive stock option granted under Article III of the Plan may be exercised by the Employee Optionee's estate or by the person or persons who acquire the right to exercise his option by bequest or inheritance with respect to any or all of the shares remaining subject to his option at the time of his death; or

          (iii) At the expiration of a period of three years after the Employee Optionee's employment is terminated if the Employee Optionee's employment is terminated after the six-month period following the date of grant because of retirement or disability (but in no event later than the ISO Expiration Date); or

         (iv) If the Employee Optionee's employment is terminated after the six-month period following the date of grant for any reason (other than such person's death, retirement, disability or Cause termination), at the expiration of a period of three months after the Employee Optionee's employment is so terminated except (A) as otherwise provided for in the option agreement (but for no longer than one year) or (B) as provided in Article XII; provided however, notwithstanding anything to the contrary, no option shall ever be exercisable later than the ISO Expiration Date; or

        (v) Notwithstanding the foregoing, the Committee, in its discretion may extend the period for exercise of any option upon an Employee Optionee's termination, but in no event later than the ISO Expiration Date.

     In the event and to the extent that an incentive stock option granted under Article III is not exercised (A) within three months after the Employee Optionee's termination of employment or (B) within one year after the Employee Optionee's employment is terminated because of disability within the meaning of Section 22(e)(3) of the Code, whichever is applicable, such option shall be taxed as a nonqualified option and shall be subject to the manner of exercise provisions described in Article II, Paragraph 3(c). Further, in the event that an Employee Optionee ceases to be employed by the Company, its Parent Corporation or any Subsidiary Corporation, but continues to be employed by an affiliate, then, to the extent an incentive stock option granted under Article III is not exercised within three months after the date of such cessation of employment with the Company, its Parent Corporation or any Subsidiary Corporation, such option shall be taxed as a nonqualified option and shall be subject to the manner of exercise provisions described in Article II, Paragraph 3(c).

      (c) Manner of Exercise. In order to exercise an incentive stock option granted under Article III, the person or persons entitled to exercise it shall deliver to the Company payment in full for the shares being purchased. The payment of the exercise price for each option granted under
  Article III shall be in (i) cash or check payable and acceptable to the Company, (ii) through tendering to the Company shares of Common Stock already owned by the person (provided that if such shares were acquired pursuant to the prior exercise of a Company granted option, such shares must have been owned for at least six months, and provided further, that the Company may, upon confirming that the person owns the number of shares being tendered, issue a new certificate for the number of shares being acquired pursuant to the exercise of the option less the number of shares being tendered upon the exercise and return to the person (or not require surrender of) the certificate for the shares being tendered upon the exercise), (iii) by the person delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company to pay the option exercise price; provided that in the event the person chooses to pay the option exercise price as provided in (iii) above, the person and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Committee shall prescribe as a condition of such payment procedure or (iv) by any combination of the above. The value of each share of Common Stock tendered pursuant to (ii) above shall be deemed to be equal to the per share price of the last sale of Common Stock in regular trading on the New York Stock Exchange on the trading day prior to the date the option is exercised, based on the composite transactions in the Common Stock as reported in The Wall Street Journal. The date of sale of the shares by the broker pursuant to a "cashless exercise" under (iii) above, shall be the date of exercise of the option. If the Committee so requires, such person or persons shall also deliver a written representation that all shares being purchased are being acquired for investment and not with a view to, or for resale in connection with any distribution of such shares.

      (d) Options not Transferable. No incentive stock option granted under
  Article III shall be transferable otherwise than by will or by the laws of descent and distribution and, during the lifetime of the Employee Optionee to whom any option is granted, it shall be exercisable only by such Employee Optionee. Any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of, or to subject to execution, attachment or similar process, any incentive stock option granted under Article III, or any right thereunder, contrary to the provisions hereof, shall be void and ineffective, shall give no right to the purported transferee, and shall, at the sole discretion of the Committee, result in forfeiture of the option with respect to the shares involved in such attempt.

      (e) Adjustment of Shares. In the event that at any time after the effective date of the Plan the outstanding shares of Common Stock are changed into or exchanged for a different number or kind of shares or other securities by reason of merger, consolidation, recapitalization, reclassification, stock split, stock dividend, combination of shares or the like, the Committee shall make an appropriate and equitable adjustment in the number and kind of shares as to which all outstanding incentive stock options granted under Article III, or portions thereof then unexercised, shall be exercisable, and with any necessary corresponding adjustment in exercise price per share, to the end that after such event the shares subject to Article III of the Plan and each Employee Optionee's proportionate interest shall be maintained as before the occurrence of such event. Any such adjustment made by the Committee shall be final and binding upon all Employee Optionees, the Company, and all other interested persons.

      (f) Listing and Registration of Shares. Each incentive stock option granted under Article III shall be subject to the requirement that if at any time the Committee determines, in its discretion, that the listings registration, or qualification of the shares subject to such option upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the issue or purchase of shares thereunder, such option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained and the same shall have been free of any conditions not acceptable to the Committee.

      (g) Limitation on Amount. Notwithstanding any other provision of the Plan, to the extent that the aggregate fair market value (determined as of the time the respective incentive stock option is granted) of the Common Stock with respect to which incentive stock options are exercisable for the first time by an Employee Optionee during any calendar year under all incentive stock option plans of the Company and its Parent Corporation and Subsidiary Corporations exceeds $100,000, such incentive stock options shall be taxed as nonqualified options and shall be subject to the manner of exercise provisions described in Article II, Paragraph 3(c). The Committee shall determine, in accordance with applicable provisions of the Code, Treasury Regulations and other administrative pronouncements, which of an Employee Optionee's incentive stock options will be treated as nonqualified options because of such limitation and shall notify the Employee Optionee of such determination as soon as practicable after such determination.

   4. Amendment. The Committee may, with the consent of the person or persons entitled to exercise any outstanding incentive stock option granted under
Article III, amend such incentive stock option. The Committee may at any time or from time to time, in its discretion, in the case of any incentive stock option previously granted under Article III which is not then immediately exercisable in full, accelerate the time or times at which such option may be exercised to any earlier time or times.

   5. Acceleration upon a Change of Control. Notwithstanding any provision in
Article III or in any document or instrument evidencing an incentive stock option granted under Article III, upon the occurrence of a Change of Control, each incentive stock option previously granted under Article III which is not then immediately exercisable in full shall be immediately exercisable in full.

   6. Other Provisions.

      (a) The person or persons entitled to exercise, or who have exercised, an incentive stock option granted under Article III shall not be entitled to any rights as a stockholder of the Company with respect to any shares subject to such option until he shall have become the holder of record of such shares.

      (b) No incentive stock option granted under Article III shall be construed as limiting any right which the Company or any subsidiary or affiliated entity of the Company may have to terminate at any time, with or without Cause, the employment of any person to whom such option has been granted.

      (c) Notwithstanding any provision of the Plan or the terms of any incentive stock option granted under Article III, the Company shall not be required to issue any shares hereunder if such issuance would, in the judgment of the Committee constitute a violation of any state or federal law or of the rules or regulations of any governmental regulatory body.

      (d) The Committee may require any person who exercises an incentive stock option to give prompt notice to the Company of any disposition of shares of Common Stock acquired upon exercise of an incentive stock option within two years after the date of grant of such option or within one year after the transfer of shares to such person.

                                  ARTICLE IV

                      Non-Employee Director Stock Options

   1. Eligible Persons. Persons who are members of the Board but are neither employees nor officers of the Company, its subsidiaries or affiliated entities ("Non-Employees Directors") shall receive options under, and solely under, this Article IV.

   2. Initial Granting of Options to Non-Employee Directors After 1995 and 1997 Plan Terminations. Subject to stockholder approval of the Plan pursuant to Article I, Paragraph 7, and to the limitation of the number of shares of Common Stock set forth in Article I, Paragraph 2, each Non-Employee Director who is first elected to the Board on or after the date director options may no longer be granted under the terms of either the Company's 1995 Incentive Plan or the 1997 Incentive Plan, is hereby granted effective on the date of his initial election (which date shall be the date of grant for purposes hereof), a nonqualified option to purchase 2,000 shares of Common Stock (subject to adjustment in the same manner provided in Article IV, Paragraph 5(e) with respect to shares of Common Stock subject to options then outstanding).

   3. Annual Granting of Options to Non-Employee Directors. Subject to stockholder approval of the Plan pursuant to Article I, Paragraph 7, and to the limitation of the number of shares of Common Stock set forth in Article I, Paragraph 2, a nonqualified option to purchase 8,000 shares of Common Stock (subject to adjustment in the same manner provided in Article IV, Paragraph 5(e) with respect to shares of Common Stock subject to options then outstanding) is hereby granted, effective the fourth Thursday of October of 2001 and each year thereafter until the expiration of the Plan, to each person who is a Non-Employee Director on each such date (which date shall be the date of grant for purposes hereof); provided, however, the number of shares of Common Stock subject to such annual grant shall be reduced by the number of shares subject to annual grants made to each Non-Employee Director on such date under the Company's 1995 Incentive Plan and 1997 Incentive Plan.

   4. Calculation of Exercise Price. The exercise price to be paid for each share of Common Stock deliverable upon exercise of each option granted under
Article IV shall be equal to the fair market value per share of Common Stock at the time of grant, which shall be the per share price of the last sale of Common Stock in regular trading on the New York Stock Exchange on the trading day prior to the grant of such option as reported by The Wall Street Journal. The exercise price for each option granted under Article IV shall be subject to adjustment as provided in Article IV, Paragraph 5(e).

   5. Terms and Conditions of Options. Options granted under Article IV shall be subject to the following terms and conditions:

      (a) Option Period and Conditions and Limitations on Exercise. Each option granted under Article IV shall be exercisable from time to times in whole or in part, at any time after the date of grant and prior to the date which is ten years after the date of grant (the "Option Expiration Date"). Notwithstanding the foregoing or any provision in any document or instrument evidencing an option granted under Article IV, upon the occurrence of a Change of Control, each option previously granted under
  Article IV which is not then immediately exercisable in full shall be immediately exercisable in full.

      (b) Termination of Directorship and Death. For purposes of Article IV and each option granted under Article IV, a Non-Employee Director's directorship shall be deemed to have terminated at the close of business on the day preceding the first date on which he ceases to be a member of the Board for any reason whatsoever (including his death). If a Non-Employee Director's directorship is terminated for any reason whatsoever (including his death), each option granted to him under Article IV and all of his rights thereunder shall wholly and completely terminate:

        (i) At the time the Non-Employee Director's directorship is terminated if his directorship is terminated as a result of his removal from the Board for (A) fraud, theft or embezzlement committed against the Company or a Subsidiary, affiliated entity or customer of the Company, (B) Non-Employee Director's willful misconduct in performance of his duties as Non-Employee Director or (C) Non-Employee Director's final conviction of a felony; or

         (ii) At the expiration of a period of one year after the Non-Employee Director's death (but in no event later than the Option Expiration Date). An option granted under Article IV may be exercised by the Non-Employee Director's estate or by the person or persons who acquire the right to exercise his option by bequest or inheritance with respect to any or all of the shares remaining subject to his option at the time of his death; or

          (iii) At the expiration of a period of three years after the Non-Employee Director's directorship is terminated if such person's directorship is terminated as a result of such person's resignation or removal from the Board because of disability or in accordance with the provisions of the Company's Bylaws regarding automatic termination of directors' terms of office (but in no event later than the Option Expiration Date); or

         (iv) If the Non-Employee Director's directorship is terminated for any reason (other than for the reasons specified in Article IV, Paragraphs 5(b)(i), 5(b)(ii) or 5(b)(iii)), at the expiration of a period of three months after the Non-Employee Director's directorship is so terminated except as provided in Article IV, Paragraph 5(g); provided however, notwithstanding anything to the contrary, no option shall ever be exercisable later than the Option Expiration Date.

      (c) Manner of Exercise. In order to exercise a nonqualified option granted under Article II, the person or persons entitled to exercise it shall deliver to the Company payment in full for the shares being purchased, together with any required withholding tax as provided in
  Article XI. The payment of the exercise price for each option granted under
  Article IV shall be (i) in cash or check payable and acceptable to the Company, (ii) through tendering to the Company shares of Common Stock already owned by the person (provided that if such shares were acquired pursuant to the prior exercise of a Company granted option, such shares must have been owned for at least six months, and provided further, that the Company may, upon confirming that the person owns the number of shares being tendered issue a new certificate for the number of shares being acquired pursuant to the exercise of the option less the number of shares being tendered upon the exercise and return to the person (or not require surrender of) the certificate for the shares being tendered upon the exercise), (iii) by the person delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company to pay the option exercise price and any applicable withholding taxes; provided that in the event the person chooses to pay the option exercise price as provided in (iii) above, the person and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Committee shall prescribe as a condition of such payment procedure or (iv) by any combination of the above. The value of each share of Common Stock tendered pursuant to (ii) above shall be deemed to be equal to the per share price of the last sale of Common Stock in regular trading on the New York Stock Exchange on the trading day prior to the date the option is exercised, based on the composite transactions in the Common Stock as reported in The Wall Street Journal. The date of sale of the shares by the broker pursuant to a "cashless exercise" under (iii) above shall be the date of exercise of the option. If the Committee so requires, such person or persons shall also deliver a written representation that all shares being purchased are being acquired for investment and not with a view to, or for resale in connection with, any distribution of such shares.

      (d) Options Not Transferable. Except as provided in Article IX, no option granted under Article IV shall be transferable otherwise than by will or by the laws of descent and distribution and, during the lifetime of the Non-Employee Director to whom any such option is granted, it shall be exercisable only by such Non-Employee Director. Any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of, or to subject to execution, attachment or similar process, any option granted under Article IV, or any right thereunder, contrary to the provisions hereof, shall be void and ineffective and shall give no right to the purported transferee and shall, at the sole discretion of the Committee, result in forfeiture of the option with respect to the shares involved in such attempt.

      (e) Adjustment of Shares. In the event that at any time after the effective date of the Plan the outstanding shares of Common Stock are changed into or exchanged for a different number or kind of shares or other securities by reason of merger, consolidation, recapitalization, reclassification, stock split, stock dividend, combination of shares or the like, the number and kind of shares as to which all outstanding options granted under Article IV, or portions thereof then unexercised, shall be exercisable shall be appropriately adjusted to reflect the occurrence of such event, with any necessary corresponding adjustment in exercise price per share, so that the holder of each option exercised after the occurrence of such event shall be entitled to receive the aggregate number and kind of shares which, if such option had been exercised immediately prior to such event, the holder would have owned upon such exercise and been entitled to receive by virtue of such event. Any adjustment provided for in the preceding provisions of this Paragraph 5(e) shall be subject to any required stockholder action.

      (f) Listing and Registration of Shares. Each option granted under
  Article IV shall be subject to the requirement that if at any time the Committee determines, in its discretion, that the listing, registration, or qualification of the shares subject to such option under any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the issue or purchase of shares thereunder, such option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained and the same shall have been free of any conditions not acceptable to the Committee.

      (g) Change of Control. Notwithstanding any provision to the contrary in the Plan, the following additional provisions shall become effective upon the occurrence of a Change of Control:

        (i) Publicly-Traded Stock Transaction. If the consideration offered to stockholders of the Company in connection with a Change of Control consists of shares of the common stock ("New Stock") of the entity acquiring the Company or the parent company of the entity acquiring the Company (the "Acquiring Entity") that are publicly traded, upon the occurrence of such Change of Control, the Acquiring Entity shall assume each Non-Employee Director's outstanding options to purchase Common Stock ("Prior Options") and each such Prior Option shall become an option (a "New Option") (A) to purchase that number of shares of New Stock determined by multiplying the number of shares of Common Stock issuable upon exercise of such Prior Option by the exchange ratio of Common Stock in the transaction, (B) at an exercise price per share determined by dividing the per share exercise price of such Prior Option by the exchange ratio of Common Stock in the transaction and (C) otherwise upon the same terms and conditions as such Prior Option, except that (1) such New

    Option shall be exercisable until the applicable Option Expiration Date regardless of any termination of a Non-Employee Director's membership on the Board or the board of directors of the Acquiring Entity following the Change of Control, and (2) such New Option may be surrendered to the Acquiring Entity during the 90-day period following the occurrence of the Change of Control in return for a payment in cash or shares of New Stock or a combination of cash and shares of New Stock as determined by the Acquiring Entity, equal in value to the excess of
    (I) the higher of (a) the per share value of the consideration received by stockholders of the Company upon the occurrence of the Change of Control (valued for such purpose as of the date of the Change of Control) or (b) the highest per share price for Common Stock of the Company during the period commencing with the public announcement of the proposed Change of Control transaction and ending upon the occurrence of the Change of Control over (II) the per share exercise price of the Common Stock of the Company under the Prior Option, multiplied by the number of shares of Common Stock of the Company subject to the Prior Option.

         (ii) Other Transaction. If the consideration offered to stockholders of the Company in connection with a Change of Control consists of cash or of New Stock that is not publicly traded, upon the occurrence of such Change of Control, each Non-Employee Director shall surrender each of his outstanding options to purchase Common Stock to the Acquiring Entity in return for a payment in cash equal to the Black-Scholes value of such option as of the date of the Change of Control, without discount for risk of forfeiture and non-transferability. Any Black-Scholes valuation for this purpose shall be performed using a risk free rate for option term as determined by the then current rate on Treasury bills with a maturity approximating the remaining option life, and estimated future annual stock volatility based on the prior twelve months volatility.

   6. Other Provisions

      (a) The person or persons entitled to exercise, or who have exercised, an option granted under Article IV shall not be entitled to any rights as a stockholder of the Company with respect to any shares subject to such option until he shall have become the holder of record of such shares.
      (b) No option granted under Article IV shall be construed as limiting any right which either the stockholders of the Company or the Board may have to remove at any time, with or without Cause, any person to whom such option has been granted from the Board.
      (c) Notwithstanding any provision of the Plan or the terms of any option granted under Article IV, the Company shall not be required to issue any shares hereunder if such issuance would, in the judgment of the Committee, constitute a violation of any state or federal law or of the rule or regulations of any governmental regulatory body.

      (d) If, as of any date that the Plan is in effect, there are not sufficient shares of Common Stock available under the Plan to allow for the grant to each Non-Employee Director of an option for the number of shares provided for in Article IV, each Non-Employee Director shall receive an option for his pro-rata share of the total number of shares of Common Stock then available under the Plan.

                                   ARTICLE V

                    Performance Stock and Performance Units

   1. Eligible Individuals. Employees and officers (whether or not they are directors) of the Company, its subsidiaries and affiliated entities shall be eligible to receive awards of Performance Stock and/or Performance Units (as hereinafter defined) under this Article V; provided, however, no such individual may receive more than 250,000 Performance Stock and/or Performance Unit awards hereunder during any calendar year (subject to adjustment in the same manner provided in Article I, Paragraph 2 with respect to shares of Common Stock available under the Plan).

   2. Terms and Conditions of Performance Awards. Shares of Performance Stock and Performance Units granted under Article V to an eligible individual (an "Employee Grantee") shall be, with respect to Performance Stock, a share of Common Stock and, with respect to a Performance Unit, a phantom share of Common Stock. Both types of Awards shall be subject to the following terms and conditions and may contain such additional terms and conditions, not inconsistent with Article V, as the Committee shall deem desirable:

      (a) Performance Period and Vesting. Subject to Article V, Paragraphs 3 and 4, no shares of Performance Stock or Performance Units granted under
  Article V shall be subject to becoming vested; i.e., earned and nonforfeitable, earlier than the date which is six months from the date of grant nor later than the date which is ten years after the date of grant (the "Performance Period "). To the extent not prohibited by other provisions of the Plan, each share of Performance Stock and each Performance Unit granted under Article V shall be subject to becoming vested upon the achievement of such performance goals (Company and/or individual), if any, over such Performance Period as the Committee, in its discretion, may determine at or prior to the grant of such performance Award. The Committee shall also designate, at the date of grant, whether a performance Award is intended to meet the requirements of Section 162(m) of the Code. With respect to any Performance Stock or Performance Unit grant that is intended to meet the requirements of Section 162(m) of the Code, the performance goal or goals for such Award shall be with respect to one or more of the following: earnings per share; earnings before interest, taxes, depreciation and amortization expenses ("EBITDA"); earnings before interest and taxes ("EBIT"); EBITDA, EBIT or earnings before taxes and unusual or nonrecurring items as measured either against the annual budget or as a ratio to revenue; market share; sales; costs; return on equity; operating cash flow; return on net capital employed ("RONCE") and/or stock price performance. The goals can be applied, where appropriate, with respect to an individual, a business unit or the Company as a whole and need not be based on increases or positive results, but can be based on maintaining the status quo or limiting economic losses, for example. Which goals to use with respect to a performance Award, the weighting of the goals if more than one is used, and whether the goal is to be measured against a Company-established budget or target, an index or a peer group of companies, shall also be determined by the Committee at the time of grant of the Award.

      (b) Termination of Employment and Death. For purposes of Article V, and each share of Performance Stock and each Performance Unit granted hereunder, an Employee Grantee's employment shall be deemed to have terminated at the close of business on the day preceding the first date on which he is no longer for any reason whatsoever (including his death) employed by the Company or a subsidiary or an affiliated entity of the Company. If an Employee Grantee's employment is terminated for any reason whatsoever (including his death), all of his rights with respect to each share of Performance Stock and each Performance Unit granted to him under
  Article V which is not then vested shall wholly and completely terminate:

        (i) At the time the Employee Grantee's employment is terminated if termination is for any reason other than retirement, disability or death; or

         (ii) if the Employee Grantee's employment is terminated due to retirement, disability or death, at the time of such termination but only with respect to that portion of the Award which is equal to the fraction, the numerator of which is the number of full calendar months remaining in the Performance Period and the denominator of which is the total number of calendar months in the Performance Period; provided, however, the remaining, nonforfeited portion of the Award shall continue to be subject to the terms and conditions of the Performance Period and at the end of such Performance Period shall be forfeited and/or paid as unrestricted stock to the Employee Grantee depending on the achievement of the goals for such Performance Period; provided further, however, with respect to any performance Award not intended on its date of grant to meet the requirements of Section 162(m) of the Code, the Committee may, in its sole discretion, deem the terms and conditions have been met at the date of such termination for all or part of such remaining, nonforfeited portion of the Performance Stock award or Performance Unit award.

      (c) Performance Awards not Transferable. No shares of Performance Stock or Performance Units granted under Article V shall be transferable otherwise than by will or by the laws of descent and distribution. Any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of, or to subject to execution, attachment or similar process, any shares of Performance Stock or Performance Units granted under Article V, or any right thereunder, contrary to the provisions hereof, shall be void and ineffective, shall give no right to the purported transferee, and shall, at the sole discretion of the Committee, result in forfeiture of the shares of the Performance Stock or Performance Units involved in such attempt.

   3. Amendment. With respect to any outstanding Performance Stock or Performance Unit, the Committee may, at any time or times, without the consent of the Employee-Grantee, amend the performance objectives and/or the Performance Period for earning such Award.

   4. Acceleration upon a Change of Control. Notwithstanding any provision in
Article V or in any document or instrument evidencing Performance Stock or Performance Units granted under Article V, upon the occurrence of a Change of Control each share of Performance Stock and each Performance Unit previously granted under Article V which is not then immediately vested in full shall be immediately vested in full, all performance goals shall be deemed to have been met to the fullest extent under the terms of such grant, and the Performance Periods shall immediately end.

   5. Other Provisions.

      (a) No grant of Performance Stock or Performance Units under Article V shall be construed as limiting any right which the Company or any subsidiary or affiliated entity of the Company may have to terminate at any time, with or without Cause, the employment of any person to whom such Award has been granted.

      (b) Each certificate representing Performance Stock awarded under the Plan shall be registered in the name of the Employee Grantee and, during the Performance Period, shall be left in deposit with the Company and a stock power endorsed in blank. The grantee of Performance Stock shall have all the rights of a stockholder with respect to such shares including the right to vote and the right to receive dividends or other distributions paid or made with respect to such shares. Any certificate or certificates representing shares of Performance Stock shall bear a legend similar to the following:

       The shares represented by this certificate have been issued pursuant to the terms of the BJ Services Company 2000 Incentive Plan and may not be sold, pledged, transferred, assigned or otherwise encumbered in any manner except as is set forth in the terms of such award dated
                     .

     After certification by the Committee as to the satisfaction of the terms and conditions set by the Committee with respect to an Award of (i) Performance Stock, a certificate, without the legend set forth above, for the number of shares of Common Stock that are no longer subject to such restrictions, terms and conditions shall be delivered to the employee and
  (ii) Performance Units, a certificate for the number of shares of Common Stock equal to the number of Performance Units vested shall be delivered to the employee. The remaining unearned shares of Performance Stock issued with respect to such Award, if any, or unearned Performance Units, as the case may be, shall either be forfeited back to the Company or, if appropriate under the terms of the Award applicable to such shares or units, shall continue to be subject to the restrictions, terms and conditions set by the Committee with respect to such Award.

      (c) Notwithstanding any provision of the Plan or the terms of any nonqualified Award granted under Article V, the Company shall not be required to issue any shares hereunder if such issuance would, in the judgment of the Committee, constitute a violation of any state or federal law or of the rules or regulations of any governmental regulatory body.

                                  ARTICLE VI

                                  Bonus Stock

   The Committee may, from time to time and subject to the provisions of the Plan, grant shares of Bonus Stock to employees and officers (whether or not they are directors) of the Company, its subsidiaries and affiliated entities. Bonus Stock shall be shares of Common Stock that are not subject to a Performance Period under Article V.

                                  ARTICLE VII

                                  Cash Awards

   1. Eligible Individuals. Employees and officers (whether or not they are directors) of the Company, its subsidiaries and affiliated entities shall be eligible to receive Cash Awards, which may be Tandem Cash Tax Rights, Performance Cash Awards or Bonus Cash Awards (as hereinafter defined) under this Article VII.

   2. Tandem Cash Tax Rights. The Committee may grant a Tandem Cash Tax Right with respect to a Performance Stock or Performance Unit Award that, subject to the further provisions hereof, entitles the Employee Grantee to receive from the Company, upon the later of the vesting of the Performance Stock or Performance Unit Award or the date such Performance Stock or Performance Unit Award is taxable to the Employee Grantee, an amount of cash such that the "net" benefit received by the Employee Grantee, after paying all applicable federal, state and other taxes (assuming for this purpose, the highest marginal income tax rate for individuals applies) on the Performance Stock or Performance Unit Award and this Tandem Cash Tax Right, shall be equal to the value of the Performance Stock or Performance Unit Award payment received by the Employee Grantee before any such taxes thereon.

   3. Terms and Conditions of Performance Cash Awards. Performance Cash Awards granted an Employee Grantee shall be subject to the following terms and conditions and may contain such additional terms and conditions, not inconsistent with Article VII, as the Committee shall deem desirable:

      (a) Performance Period and Vesting. Subject to Article VII, Paragraphs 4 and 5, no Performance Cash Awards granted under Article VII shall be subject to becoming vested; i.e., earned and nonforfeitable, earlier than the date which is six months from the date of grant nor later than the date which is ten years after the date of grant (the "Performance Period"). To the extent not prohibited by other provisions of the Plan, each Performance Cash Award granted under Article VII shall be subject to becoming vested upon the achievement of such performance goals (Company and/or individual) over such Performance Period as the Committee in its discretion may determine at or prior to the grant of such Performance Cash Award. The Committee shall also designate at the date of grant whether a Performance Cash Award is intended to meet the requirements of Section 162(m) of the Code. With respect to any Performance Cash Award grant that is intended to meet the requirements of Section 162(m) of the Code, the performance goal or goals for such Award shall be with respect to one or more of the following: earnings per share; earnings before interest, taxes, depreciation and amortization expenses ("EBITDA"); earnings before interest and taxes ("EBIT"); EBITDA, EBIT or earnings before taxes and unusual or nonrecurring items as measured either against the annual budget or as a ratio to revenue; market share; sales; costs; return on equity; operating cash flow; return on net capital employed ("RONCE") and/or stock price performance. The goals can be applied, where appropriate, with respect to an individual, a business unit or the Company as a whole and need not be based on increases or positive results, but can be based on maintaining the status quo or limiting economic losses, for example. Which goals to use with respect to a Performance Cash Award, the weighting of the goals if more than one is used, and whether the goal is to be measured against a Company-established budget or target, an index or a peer group of companies, shall also be determined by the Committee at the time of grant of the Award.

      (b) Termination of Employment and Death. For purposes of Article VII and each Performance Cash Award granted hereunder, an Employee Grantee's employment shall be deemed to have terminated at the close of business on the day preceding the first date on which he is no longer for any reason whatsoever (including his death) employed by the Company or a subsidiary or an affiliated entity of the Company. If an Employee Grantee's employment is terminated for any reason whatsoever (including his death), all of his rights with respect to each Performance Cash Award granted to him under
  Article VII which is not then vested shall wholly and completely terminate:

        (i) At the time the Employee Grantee's employment is terminated if termination is for any reason other than retirement, disability or death; or

         (ii) If the Employee Grantee's employment is terminated due to retirement, disability or death, at the time of such termination but only with respect to that portion of the Award which is equal to the fraction, the numerator of which is the number of full calendar months remaining in the Performance Period and the denominator of which is the total number of calendar months in the Performance Period; provided, however, the remaining, nonforfeited portion of the Award shall continue to be subject to the terms and conditions of the Performance Period and at the end of such Performance Period shall be forfeited and/or paid in cash to the Employee Grantee depending on the achievement of the goals for such Performance Period;

  provided, however, notwithstanding the foregoing, with respect to any Performance Cash Award not intended on its date of grant to meet the requirements of Section 162(m) of the Code, the Committee may, in its sole discretion, deem the terms and conditions of an Employee Grantee's Performance Cash Award(s) to have been met in full or in part on the date of such Employee Grantee's termination of employment, regardless of the reason for such termination of employment.

      (c) Performance Cash Awards not Transferable. No Performance Cash Awards granted under Article VII shall be transferable otherwise than by will or by the laws of descent and distribution. Any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of, or to subject to execution, attachment or similar process, any Performance Cash Awards granted under Article VII, or any right thereunder, contrary to the provisions hereof, shall be void and ineffective, shall give no right to the purported transferee, and shall, at the sole discretion of the Committee, result in forfeiture of the Performance Cash Awards involved in such attempt.

      (d) Maximum Award. With respect to a Performance Cash Award that is intended to qualify as performance based compensation under Section 162(m) of the Code, the maximum aggregate of such awards that may be granted to any one Employee Grantee during any calendar year shall not exceed $2 million.

   4. Amendment. With respect to any outstanding Performance Cash Awards, the Committee may, at any time or times, without the consent of the Employee-Grantee, amend the performance objectives and/or the Performance Period for earning such Award.

   5. Acceleration upon a Change of Control. Notwithstanding any provision in
Article VII or in any document or instrument evidencing Performance Cash Awards granted under Article VII, upon the occurrence of a Change of Control each Performance Cash Award previously granted under Article VII which is not then immediately vested in full shall be immediately vested and payable in cash in full, all performance goals shall be deemed to have been met to the fullest extent under the terms of such grant, and the Performance Periods shall immediately end.

   6. Other Provisions.

      (a) No grant of a Performance Cash Award under Article VII shall be construed as limiting any right which the Company or any subsidiary or affiliated entity of the Company may have to terminate at any time, with or without Cause, the employment of any person to whom such Award has been granted.

     (b) After certification by the Committee as to the satisfaction of the terms and conditions set by the Committee with respect to a Performance Cash Award, the portion of such Award that is no longer subject to such restrictions, terms and conditions shall be paid (in cash) to the Employee Grantee. The remaining unearned portion of such Performance Award, if any, shall either be forfeited or, if appropriate under the terms applicable to such Award, shall continue to be subject to the restrictions, terms and conditions set by the Committee with respect to such Award.

   7. Bonus Cash Awards. The Committee may, from time to time and subject to the provisions of the Plan, grant Bonus Cash Awards to employees and officers (whether or not they are directors) of the Company, its subsidiaries and affiliated entities. Bonus Cash Awards shall be cash payments that are not subject to a Performance Period under Article VII.

                                 ARTICLE VIII

                             Adjustment of Awards

   In the event that at any time after the effective date of the Plan the outstanding shares of Common Stock are changed into or exchanged for a different number or kind of shares or other securities by reason of merger, consolidation, recapitalization, reclassification, stock split, stock dividend, combination of shares or the like, the Committee shall make an appropriate and equitable adjustment in the number and kind of shares as to all outstanding Awards, or portions thereof then unexercised, and with any necessary corresponding adjustment in exercise price per share, to the end that after such event the Awards and each Employee Optionee's, Employee Grantee's, or Non-Employee Director's ("Award Grantees") proportionate interest shall be maintained as before the occurrence of such event. Any such adjustment made by the Committee shall be final and binding upon all Award Grantees, the Company, and all other interested persons.

                                  ARTICLE IX

                             Transferable Options

   The Committee may, in its discretion, provide in an option agreement (other than an incentive stock option) that the option right granted to the individual may be transferred (in whole or in part and shall be subject to such terms and conditions as the Committee may impose thereon) by the individual to (i) the spouse, children or grandchildren of the individual ("Immediate Family Members"), (ii) a trust or trusts for the exclusive benefit of the Immediate Family Members and, if applicable, the individual, (iii) a partnership in which such Immediate Family Members and, if applicable, the individual are the only partners, or (iv) as otherwise provided for in the option agreement. Following transfer, any such transferred option rights shall continue to be subject to the same terms and conditions as were applicable to the option rights immediately prior to transfer; provided, however, that no transferred option rights shall be exercisable unless arrangements satisfactory to the Company have been made to satisfy any tax withholding obligations the Company may have with respect to the option rights.

                                   ARTICLE X

                             Withholding for Taxes

   Notwithstanding anything in the Plan to the contrary any issuance of Common Stock pursuant to the exercise of an option or payment of any other Award under the Plan shall not be made until appropriate arrangements satisfactory to the Company have been made for the payment of any tax amounts (federal, state, local or other) that may be required to be withheld or paid by the Company with respect thereto. Such arrangements may, at the discretion of the Committee, include allowing the optionee or grantee to tender to the Company shares of Common Stock owned by the optionee or grantee, or to request or, to the extent provided in the Award agreement to direct, the Company to withhold a portion of the shares of Common Stock being acquired pursuant to the Award, whether through the exercise of an option or as a distribution of earned Performance Stock, payment of earned Performance Units or as Bonus Stock, which have a fair market value per share as of the date of such withholding that is not greater than the sum of all tax amounts to be withheld with respect thereto, together with payment of any remaining portion of such tax amounts in cash or by check payable and acceptable to the Company.

                                  ARTICLE XI

                            Parachute Tax Gross-up

   To the extent that the grant, payment, or acceleration of vesting or payment, whether in cash or stock, of any Award made to a participant under the Plan (a "Benefit") is subject to a golden parachute excise tax under
Section 4999(a) of the Code (a "Parachute Tax"), the Company shall pay such person an amount of cash (the "Gross-up Amount") such that the "net" Benefit received by the person under this Plan, after paying all applicable Parachute Taxes (including those on the Gross-up Amount) and any federal or state taxes on the Gross-up Amount, shall be equal to the Benefit that such person would have received if such Parachute Tax had not been applicable.

                                  ARTICLE XII

                               Change of Control

   Notwithstanding any provisions to the contrary in the Plan, the following additional provisions shall become effective upon the occurrence of a Change of Control:

      (a) Publicly-Traded Stock Transaction. If the consideration offered to shareholders of the Company in connection with a Change of Control consists of shares of the common stock ("New Stock") of the entity acquiring the Company or the parent company of the entity acquiring the Company (the "Acquiring Entity") that are publicly traded, upon the occurrence of such Change of Control, the Acquiring Entity shall assume each Employee Optionee's outstanding options to purchase Common Stock ("Prior Options") and each such Prior Option shall become an option (a "New Option") (i) to purchase that number of shares of New Stock determined by multiplying the number of shares of Common Stock issuable upon exercise of such Prior Option by the exchange ratio of Common Stock in the transaction, (ii) at an exercise price per share determined by dividing the per share exercise price of such Prior Option by the exchange ratio of Common Stock in the transaction and (iii) otherwise upon the same terms and conditions as such Prior Option, except that (A) such New Option shall be exercisable until the applicable Nonqualified Option Expiration Date or ISO Expiration Date regardless of any termination of Employee Optionee's employment following the Change of Control, and (B) such New Option may be surrendered to the Acquiring Entity during the 90-day period following the occurrence of the Change of Control in return for payment in cash or shares of New Stock or a combination of cash and shares of New Stock as determined by the Acquiring Entity, equal in value to the excess of (I) the higher of (1) the per share value of the consideration received by shareholders of the Company upon the occurrence of the Change of Control (valued for such purposes as of the date of the Change of Control) or (2) the highest per share price for Common Stock of the Company during the period commencing with the public announcement of the proposed Change of Control transaction and ending upon the occurrence of the Change of Control over (II) the per share exercise price of the Common Stock of the Company under the Prior Option, multiplied by the number of shares of Common Stock of the Company subject to the Prior Option.

      (b) Other Transaction. If the consideration offered to shareholders of the Company in connection with a Change of Control consists of cash or of New Stock that is not publicly traded, upon the occurrence of such Change of Control, each Employee Optionee shall surrender each of his outstanding options to purchase Common Stock to the Acquiring Entity in return for a payment in cash equal to the Black-Scholes value of such option as of the date of the Change of Control, without discount for risk of forfeiture and non-transferability. The Black-Scholes valuation for this purpose shall be performed using a risk free rate for option term as determined by the then current rate on Treasury bills with a maturity approximating the remaining option life, and estimated future annual stock volatility based on the prior twelve months volatility.

                              BJ SERVICES COMPANY

              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
          FOR THE ANNUAL MEETING OF STOCKHOLDERS ON JANUARY 25, 2001


     The Annual Meeting of the Stockholders of BJ Services Company (the "Company") will be held on Thursday, January 25, 2001, at 11:00 a.m. local time, at THE WESTIN GALLERIA located at 5060 WEST ALABAMA, HOUSTON, TEXAS, for the purposes stated on the REVERSE side.

     The undersigned having received the notice and accompanying Proxy Statement for said meeting hereby constitutes and appoints J.W. Stewart, Michael McShane and Margaret B. Shannon, and each of them, his true and lawful agents and proxies with power of substitution and resubstitution in each, to represent and vote at the Annual Meeting scheduled to be held on January 25, 2001, or at any adjournment or postponement thereof on all matters coming before said meeting, all shares of common stock of BJ Services Company which the undersigned may be entitled to vote. The above proxies are hereby instructed to vote as shown on the reverse side of this card.


                            YOUR VOTE IS IMPORTANT

TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE SIGN, DATE AND RETURN YOUR PROXY AS PROMPTLY AS POSSIBLE. AN ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES, IS ENCLOSED FOR THIS PURPOSE.

          (Continued and to be dated and signed on the reverse side.)

________________________________________________________________________________
COMMENTS:_______________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

(Please sign, date and return this proxy in the enclosed postage prepaid envelope.)

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

                                BJSER 1       KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
                                             DETACH AND RETURN THIS PORTION ONLY
             THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
________________________________________________________________________________
BJ SERVICES COMPANY

   For address changes and/or comments, please check
   this box and write them on the back where indicated.         [_]

   Vote On Directors

1. To elect TWO Class II directors to serve a       For Withhold For All       To withhold authority to vote for
   three-year term. Nominees for election as         All    All   Except       a nominee, mark "For All Except"
   Class II directors:                               [_]    [_]     [_]        and write the nominee's number
   01) DON D. JORDAN     02) MICHAEL McSHANE                                   on the line below.

                                                                               _________________________________

Vote On Proposals

2. To approve the adoption of the BJ Services Company 2000 Incentive Plan.

FOR [_]     AGAINST [_]    ABSTAIN [_]

3. In the discretion of the proxies, such other business as may properly come before the meeting and at any adjournments or postponements thereof.


This proxy when properly executed will be voted in the manner directed herein. If no direction is made, this proxy will be voted FOR the election of the nominees for Director and FOR the adoption of the BJ Services Company 2000 Incentive Plan.

    The Board of Directors recommends a vote FOR the election of the nominees for Director and FOR the adoption of the BJ Services Company 2000 incentive Plan.

NOTE: Please sign, date and return your instructions promptly in the enclosed envelope. Sign exactly as name(s) appear(s) hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian or other fiduciary, please give full title as such.


--------------------------------------------------------------------------------
Signature (Please SIGN WITHIN BOX)                              Date


--------------------------------------------------------------------------------
Signature (Joint Owners)                                        Date

________________________________________________________________________________